EXECUTION COPY

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                            DOV PHARMACEUTICAL, INC.,

                                    as Issuer

                                       and

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,

                                   as Trustee

                    ----------------------------------------

                                    INDENTURE

                          DATED AS OF DECEMBER 22, 2004

                                   $65,000,000

               2.50% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2025

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                              CROSS-REFERENCE TABLE

TIA                                                                                        INDENTURE
SECTION                                                                                     SECTION
-----------------------------------------------------------------------------------    -------------
310(a)(1)..........................................................................    5.11
    (a)(2).........................................................................    5.11
    (a)(3).........................................................................    n/a
    (a)(4).........................................................................    n/a
    (a)(5).........................................................................    5.11
    (b)............................................................................    5.03;5.11
    (c)............................................................................    n/a
311(a).............................................................................    5.12
    (b)............................................................................    5.12
    (c)............................................................................    n/a
312(a).............................................................................    2.10
    (b)............................................................................    14.03
    (c)............................................................................    14.03
313(a).............................................................................    5.07
    (b)(1).........................................................................    n/a
    (b)(2).........................................................................    5.07
    (c)............................................................................    5.07; 14.02
    (d)............................................................................    5.07
314(a)(1),(2),(3)..................................................................    9.04; 14.06
    (a)(4).........................................................................    9.04; 9.05; 14.06
    (b)............................................................................    n/a
    (c)(1).........................................................................    14.05
    (c)(2).........................................................................    14.05
    (c)(3).........................................................................    n/a
    (d)............................................................................    n/a
    (e)............................................................................    14.06
    (f)............................................................................    n/a
315(a).............................................................................    5.01(a)
    (b)............................................................................    5.06; 14.02
    (c)............................................................................    5.01(b)
    (d)............................................................................    5.01(c)
    (e)............................................................................    4.14
316(a)(last sentence)..............................................................    2.13
    (a)(l)(A)......................................................................    4.05
    (a)(1)(B)......................................................................    4.04
    (a)(2).........................................................................    n/a
    (b)............................................................................    4.07
    (c)............................................................................    14.04
317(a)(1)..........................................................................    4.08
    (a)(2).........................................................................    4.09
    (b)............................................................................    2.05
318(a).............................................................................    14.01
    (b)............................................................................    n/a
    (c)............................................................................    14.01

------------------
"n/a" means not applicable.

This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS
                                -----------------

                                                                                       PAGE


                                    ARTICLE 1
                   DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01.  Definitions..............................................................1
Section 1.02.  Incorporation by Reference of Trust Indenture Act.......................14
Section 1.03.  Rules of Construction...................................................14


                                    ARTICLE 2
                                 THE SECURITIES

Section 2.01.  Title and Terms.........................................................15
Section 2.02.  Form of Securities......................................................16
Section 2.03.  Legends.................................................................18
Section 2.04.  Execution, Authentication, Delivery and Dating..........................21
Section 2.05.  Registrar and Paying Agent..............................................22
Section 2.06.  Paying Agent to Hold Assets in Trust....................................23
Section 2.07.  General Provisions Relating to Transfer and Exchange....................23
Section 2.08.  Book-Entry Provisions for the Global Securities.........................24
Section 2.09.  Special Transfer Provisions.............................................26
Section 2.10.  Holder Lists............................................................27
Section 2.11.  Persons Deemed Owners...................................................27
Section 2.12.  Mutilated, Destroyed, Lost or Stolen Securities.........................28
Section 2.13.  Treasury Securities.....................................................29
Section 2.14.  Temporary Securities....................................................29
Section 2.15.  Cancellation............................................................29
Section 2.16.  CUSIP Numbers...........................................................30
Section 2.17.  Defaulted Interest......................................................30
Section 2.18.  Rule 144A...............................................................30
Section 2.19.  Reopening the Indenture.................................................30


                                    ARTICLE 3
                                   [RESERVED]


                                    ARTICLE 4
                              DEFAULTS AND REMEDIES

Section 4.01.  Events of Default.......................................................31
Section 4.02.  Acceleration of Maturity; Rescission and Annulment......................33
Section 4.03.  Other Remedies..........................................................33
Section 4.04.  Waiver of Past Defaults.................................................34

Section 4.05.  Control by Majority.....................................................34
Section 4.06.  Limitation on Suit......................................................35
Section 4.07.  Unconditional Rights of Holders to Receive Payment and
               to Convert............... ..............................................35
Section 4.08.  Collection of Indebtedness and Suits for Enforcement by
               the Trustee............. ...............................................36
Section 4.09.  Trustee May File Proofs of Claim........................................36
Section 4.10.  Restoration of Rights and Remedies......................................37
Section 4.11.  Rights and Remedies.....................................................37
Section 4.12.  Delay or Omission Not Waiver............................................38
Section 4.13.  Application of Money Collected..........................................38
Section 4.14.  Undertaking for Costs...................................................38
Section 4.15.  Waiver of Stay or Extension Laws........................................39


                                    ARTICLE 5
                                   THE TRUSTEE

Section 5.01.  Certain Duties and Responsibilities.....................................39
Section 5.02.  Certain Rights of Trustee...............................................41
Section 5.03.  Individual Rights of Trustee............................................42
Section 5.04.  Money Held in Trust.....................................................42
Section 5.05.  Trustee's Disclaimer....................................................42
Section 5.06.  Notice of Defaults......................................................42
Section 5.07.  Reports by Trustee to Holders...........................................43
Section 5.08.  Compensation and Indemnification........................................43
Section 5.09.  Replacement of Trustee..................................................44
Section 5.10.  Successor Trustee by Merger, Etc........................................45
Section 5.11.  Corporate Trustee Required; Eligibility.................................45
Section 5.12.  Collection of Claims Against the Company................................45


                                    ARTICLE 6
                 CONSOLIDATION, MERGER, SALE, TRANSFER OR LEASE

Section 6.01.  Company May Consolidate, Etc., Only on Certain Terms....................46
Section 6.02.  Successor Substituted...................................................47


                                    ARTICLE 7
                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 7.01.  Without Consent of Holders of Securities................................47
Section 7.02.  With Consent of Holders of Securities...................................48
Section 7.03.  Compliance with Trust Indenture Act.....................................49
Section 7.04.  Revocation of Consents and Effect of Consents or Votes..................49
Section 7.05.  Notation on or Exchange of Securities...................................50
Section 7.06.  Trustee to Sign Amendment, Etc..........................................50

                                    ARTICLE 8
                        MEETING OF HOLDERS OF SECURITIES
Section 8.01.  Purposes for Which Meetings May Be Called...............................50
Section 8.02.  Call Notice and Place of Meetings.......................................51
Section 8.03.  Persons Entitled to Vote at Meetings....................................51
Section 8.04.  Quorum; Action..........................................................51
Section 8.05.  Determination of Voting Rights; Conduct and Adjournment
               of Meetings............. ...............................................52
Section 8.06.  Counting Votes and Recording Action of Meetings.........................53


                                    ARTICLE 9
                                    COVENANTS

Section 9.01.  Payment of Principal and Interest.......................................53
Section 9.02.  Maintenance of Offices or Agencies......................................53
Section 9.03.  Corporate Existence.....................................................54
Section 9.04.  Reports.................................................................54
Section 9.05.  Compliance Certificate..................................................55
Section 9.06.  Registration Rights.....................................................55


                                   ARTICLE 10
                            REDEMPTION OF SECURITIES

Section 10.01.  Redemption of Securities...............................................56
Section 10.02.  Notice to Trustee......................................................56
Section 10.03.  Selection of Securities to be Redeemed.................................57
Section 10.04.  Notice of Redemption...................................................57
Section 10.05.  Effect of Notice of Redemption.........................................58
Section 10.06.  Deposit of Redemption Price............................................59
Section 10.07.  Securities Redeemed in Part............................................59
Section 10.08.  Conversion Arrangement On Call For Redemption..........................59


                                   ARTICLE 11
                            REPURCHASE OF SECURITIES

Section 11.01.  Repurchase Right Upon Fundamental Change...............................60
Section 11.02.  Repurchase of Securities by the Company at Option of
                the Holder................ ............................................63


                                   ARTICLE 12
                            CONVERSION OF SECURITIES

Section 12.01.  Conversion Right and Conversion Rate...................................67
Section 12.02.  Exercise of Conversion Right...........................................70
Section 12.03.  Fractional Shares......................................................71

Section 12.04.  Adjustment of Conversion Rate..........................................71
Section 12.05.  Notice of Adjustments of Conversion Rate...............................81
Section 12.06.  Notice Prior to Certain Actions........................................81
Section 12.07.  Company to Reserve Common Stock........................................83
Section 12.08.  Tax on Conversions.....................................................83
Section 12.09.  Covenant as to Common Stock............................................83
Section 12.10.  Cancellation of Converted Securities...................................83
Section 12.11.  Effect of Recapitalization, Reclassification,
                Consolidation, Merger or Sale.... .....................................83
Section 12.12.  Responsibility of Trustee for Conversion Provisions....................85


                                   ARTICLE 13
                           SUBORDINATION OF DEBENTURES

Section 13.01.  Agreement of Subordination.............................................85
Section 13.02.  Payments to Holders of Securities......................................86
Section 13.03.  Subrogation............................................................89
Section 13.04.  Authorization to Effect Subordination..................................90
Section 13.05.  Notice to Trustee......................................................90
Section 13.06.  Trustee's Relation to Senior Indebtedness..............................91
Section 13.07.  No Impairment of Subordination.........................................91
Section 13.08.  Certain Conversions Not Deemed Payment.................................92
Section 13.09.  Article Applicable to Paying Agents....................................92
Section 13.10.  Senior Indebtedness Entitled to Rely...................................92


                                   ARTICLE 14
                     OTHER PROVISIONS OF GENERAL APPLICATION

Section 14.01.  Trust Indenture Act Controls...........................................93
Section 14.02.  Notices................................................................93
Section 14.03.  Communication by Holders with Other Holders............................94
Section 14.04.  Acts of Holders of Securities..........................................94
Section 14.05.  Certificate and Opinion as to Conditions Precedent.....................95
Section 14.06.  Statements Required in Certificate or Opinion..........................96
Section 14.07.  Effect of Headings and Table of Contents...............................96
Section 14.08.  Successors and Assigns.................................................96
Section 14.09.  Separability Clause....................................................96
Section 14.10.  Benefits of Indenture..................................................97
Section 14.11.  Governing Law..........................................................97
Section 14.12.  Counterparts...........................................................97
Section 14.13.  Legal Holidays.........................................................97
Section 14.14.  Recourse Against Others................................................97


Schedule A--Additional Shares Table
Exhibit A--Form of Security

      INDENTURE, dated as of December 22, 2004, between DOV PHARMACEUTICAL, INC., a corporation duly organized and existing under the laws of the State of Delaware, having its principal office at Continental Plaza 433 Hackensack Avenue, Hackensack, New Jersey 07601 (the "ISSUER" or the "COMPANY"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Trustee (the "TRUSTEE").

                             RECITALS OF THE COMPANY

      The Company has duly authorized the creation of an issue of its 2.50% Convertible Subordinated Debentures due 2025 (herein called the "SECURITIES"), and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

      All things necessary to make the Securities, when the Securities are executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

      For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   Article 1
                   DEFINITIONS AND INCORPORATION BY REFERENCE

      Section 1.01. Definitions. For all purposes of this Indenture and the Securities, the following terms are defined as follows:

      "ACCEPTED PURCHASED SHARES" has the meaning specified in Section 12.04(f).

      "ACQUIRER" means, in respect of a Public Acquirer Change of Control, the acquirer of the Company or the Common Stock in such Public Acquirer Change of Control.

      "ACQUIRER COMMON STOCK" means, the Acquirer's or Beneficial Owner Entity's class of common stock that is traded on a national securities exchange or quoted on the Nasdaq National Market or which will be so traded or quoted when issued or exchanged in connection with such Public Acquirer Change of Control.

      "ACQUISITION VALUE" of Common Stock means, in respect of a Public Acquirer Change of Control and for each Trading Day in the Valuation Period for such Public Acquirer Change of Control, the value of the consideration paid per share of Common Stock in connection with such Public Acquirer Change of Control, as follows: (1) for any cash, 100% of the face amount of such cash; (2) for any Acquirer Common Stock, 100% of the Last Reported Sale Price of such Acquirer Common Stock on each such Trading Day; and (3) for any other securities, assets or property, 102% of the fair market value of such security, asset or property on each such Trading Day, as determined by two independent nationally recognized investment banks selected by the Trustee for this purpose.

      "ACT", when used with respect to any Holder of a Security, has the meaning specified in Section 14.04(a) hereof.

      "ADDITIONAL SHARES" has the meaning specified in Section 12.01(a)(ii) hereof.

      "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "CONTROL", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

      "BANKRUPTCY LAW" means Title 11 of the U.S. Code or any similar federal or state law for the relief of debtors.

      "BENEFICIAL OWNER" has the meaning assigned to such term in Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, and the term "BENEFICIAL OWNERSHIP" shall have a correlative meaning.

      "BENEFICIAL OWNER ENTITY" means, in respect of a Public Acquirer Change of Control, any entity that is a direct or indirect Beneficial Owner of more than 50% of the total voting power of all shares of the Acquirer's capital stock that are entitled to vote generally in the election of directors.

      "BOARD OF DIRECTORS" means either the board of directors of the Company or any committee of that board empowered to act for it with respect to this Indenture.

      "BOARD RESOLUTION" means a resolution duly adopted by the Board of Directors, a copy of which, certified by the Secretary or an Assistant Secretary of the Company to be in full force and effect on the date of such certification, shall have been delivered to the Trustee.

      "BUSINESS DAY" means any day except a Saturday, Sunday or legal holiday on which banking institutions in The City of New York and the city in which the Corporate Trust Office is located from time to time are authorized or obligated by law, regulation or executive order to close.

      "CHANGE OF CONTROL" means the occurrence, after the Issue Date, of any of the following:

            (1) a "person" or "group" within the meaning of Section 13(d) of the Exchange Act other than the Company, its Subsidiaries or the Company's or its Subsidiaries' employee benefit plans, files a Schedule TO or any schedule, form or report under the Exchange Act disclosing that such person or group has become the direct or indirect ultimate Beneficial Owner of Common Stock representing more than 50% of the voting power of the Company's Common Stock entitled to vote generally in the election of directors; or

            (2) consummation of any transaction or event (whether by means of a liquidation, share exchange, tender offer, consolidation, recapitalization, reclassification, merger of the Company or any sale, lease or other transfer of 90% or more of the Company's consolidated assets) or a series of related transactions or events pursuant to which the Common Stock is exchanged for, converted into or constitutes solely the right to receive cash, securities or other property more than 10% of which consists of cash, securities or other property that are not, or upon issuance will not be, traded on a U.S. national or regional securities exchange or quoted on the Nasdaq National Market or any successor thereto; or

            (3) Continuing Directors cease to constitute at least a majority of the Board of Directors.

      Beneficial ownership shall be determined in accordance with Rule 13d-3 promulgated by the SEC under the Exchange Act. The term "PERSON" shall include any syndicate or group that would be deemed to be a "PERSON" under Section 13(d)(3) of the Exchange Act.

      "CHIEF EXECUTIVE OFFICER" means the chief executive officer of the Company.

      "COMMON STOCK" means any stock of any class of the Company that has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and that is not subject to redemption by the Company. However, subject to the provisions of Section 12.11 hereof, shares issuable on conversion of Securities shall include only shares of the class designated as Common Stock, par value $0.0001 per share, of the Company at the Issue Date or shares of any class or classes resulting from any reclassification or reclassifications thereof and that have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and that are not subject to redemption by the Company, provided, however, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion that the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

      "COMPANY" means the corporation named as the "COMPANY" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "COMPANY" shall mean such successor corporation.

      "COMPANY NOTICE" has the meaning specified in Section 11.01(b) hereof.

      "COMPANY ORDER" means a written order signed in the name of the Company by both (1) the Chief Executive Officer, the President or a Vice President and (2) so long as not the same as the officer signing pursuant to clause (1), the Chief Financial Officer, the Treasurer, the Secretary or any Assistant Secretary of the Company, and delivered to the Trustee.

      "CONTINUING DIRECTOR" means a director who either was a member of the Board of Directors on December 16, 2004 or who becomes a member of the Board of Directors subsequent to that date and whose appointment, election or nomination for election by the Company's stockholders is duly approved by a majority of the continuing directors on the Board of Directors at the time of such approval, either by a specific vote or by approval of the proxy statement issued by the Company on behalf of the Board of Directors in which such individual is named as nominee for director.

      "CONVERSION AGENT" means any Person authorized by the Company to convert Securities in accordance with Article 12 hereof.

      "CONVERSION DATE" has the meaning specified in Section 12.02 hereof.

      "CONVERSION PRICE" as of any day will equal $1,000 divided by the Conversion Rate as of such date.

      "CONVERSION RATE" has the meaning specified in Section 12.01 hereof.

      "CORPORATE TRUST OFFICE" means for purposes of presentation or surrender of Securities for payment, registration, transfer, exchange, or conversion, the office of Wells Fargo Bank, National Association, located in the City of New York (which at the Issue Date is located at Wells Fargo Corporate Trust, c/o The Depository Trust Company, 1st Floor - TADS Dept., 55 Water Street, New York, NY 10041), or at such other office or offices of Wells Fargo Bank, National Association as the Trustee may designate from time to time, or for purposes of service of notices or demands upon the Trustee, the office of the Trustee set forth in Section 14.02(b) hereof.

      "CURRENT MARKET PRICE" has the meaning specified in Section 12.04 hereof.

      "CUSTODIAN" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

      "DEFAULT" means an event that is, or after notice or lapse of time or both would be, an Event of Default.

      "DEFAULTED INTEREST" has the meaning specified in Section 2.17 hereof.

      "DEPOSITARY" means The Depository Trust Company, its nominees and their respective successors.

      "DESIGNATED SENIOR INDEBTEDNESS" means Senior Indebtedness of the Company in which the instrument creating or evidencing the same or the assumption or guarantee thereof (or related agreements or documents to which the Company is a party) expressly provides that such Senior Indebtedness shall be "Senior Indebtedness" for purposes of this Indenture (provided that such instrument, agreement or other document may place limitations and conditions on the right of such Senior Indebtedness to exercise the rights of Designated Senior Indebtedness). If any payment made to any holder of any Designated Senior Indebtedness or its representative with respect to such Designated Senior Indebtedness is rescinded or must otherwise be returned by such holder or representative upon the insolvency, bankruptcy or reorganization of the Company or otherwise, the reinstated Indebtedness of the Company arising as a result of such rescission or return shall constituted Designated Senior Indebtedness effective as of the date of such rescission or return.

      "DOLLAR", "U.S. DOLLAR" or "U.S. $" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

      "DTC PARTICIPANTS" has the meaning specified in Section 2.08 hereof.

      "EFFECTIVE DATE" means the actual effective date of a transaction set forth in clause (2) of the definition of Change of Control.

      "EVENT OF DEFAULT" has the meaning specified in Section 4.01 hereof.

      "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      "EXPIRATION DATE" has the meaning specified in Section 12.04(e) hereof.

      "FAIR MARKET VALUE" has the meaning specified in Section 12.04(i) hereof.

      "FUNDAMENTAL CHANGE" means the occurrence of any of a Change of Control or a Termination of Trading.

      "FUNDAMENTAL CHANGE REPURCHASE NOTICE" has the meaning specified in
Section 11.01(c) hereof.

      "GLOBAL SECURITY" has the meaning specified in Section 2.02 hereof.

      "HOLDER", when used with respect to any Security, means the Person in whose name the Security is registered in the Register.

      "INDEBTEDNESS", when used with respect to any Person, and without duplication means:

            (1) all indebtedness, obligations and other liabilities (contingent or otherwise) of such Person for borrowed money (including obligations of the Company in respect of overdrafts, foreign exchange contracts, currency exchange agreements, Interest Rate Protection Agreements, and any loans or advances from banks, whether or not evidenced by notes or similar instruments) or evidenced by bonds, debentures, notes or other instruments for the payment of money, or incurred in connection with the acquisition of any property, services or assets (whether or not the recourse of the lender is to the whole of the assets of such Person or to only a portion thereof), other than any account payable or other accrued current liability or obligation to trade creditors incurred in the ordinary course of business in connection with the obtaining of materials or services;

            (2) all reimbursement obligations and other liabilities (contingent or otherwise) of such Person with respect to letters of credit, bank guarantees, bankers' acceptances, surety bonds, performance bonds or other guaranty of contractual performance;

            (3) all obligations and liabilities (contingent or otherwise) in respect of (a) leases of such Person required, in conformity with generally accepted accounting principles, to be accounted for as capitalized lease obligations on the balance sheet of such Person and (b) any lease or related documents (including a purchase agreement) in connection with the lease of real property that provides that such Person is contractually obligated to purchase or cause a third party to purchase the leased property and thereby guarantee a minimum residual value of the leased property to the landlord and the obligations of such Person under such lease or related document to purchase or to cause a third party to purchase the leased property;

            (4) all obligations of such Person (contingent or otherwise) with respect to an interest rate or other swap, cap or collar agreement or other similar instrument or agreement or foreign currency hedge, exchange, purchase or similar instrument or agreement;

            (5) all direct or indirect guaranties or similar agreements by such Person in respect of, and obligations or liabilities (contingent or otherwise) of such Person to purchase or otherwise acquire or otherwise assure a creditor against loss in respect of, indebtedness, obligations or liabilities of another Person of the kind described in clauses (1) through
      (4);

            (6) any indebtedness or other obligations described in clauses (1) through (4) secured by any mortgage, pledge, lien or other encumbrance existing on property that is owned or held by such Person, regardless of whether the indebtedness or other obligation secured thereby shall have been assumed by such Person; and

            (7) any and all deferrals, renewals, extensions, refinancings, replacements, restatements and refundings of, or amendments, modifications or supplements to, any indebtedness, obligation or liability of the kind described in clauses (1) through (6).

      "INDEMNIFIED PARTY" has the meaning specified in Section 5.08 hereof.

      "INDENTURE" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

      "INITIAL PURCHASERS" has the meaning specified in the Registration Rights Agreement.

      "INTEREST PAYMENT DATE" means each January 15 and July 15.

      "INTEREST RATE" means 2.50% per annum.

      "INTEREST RATE PROTECTION AGREEMENT" means, with respect to any Person, any interest rate swap agreement, interest rate cap or collar agreement or other financial agreement or arrangement designed to protect such Person against fluctuations in interest rates, as in effect from time to time.

      "ISSUE DATE" means December 22, 2004.

      "JUNIOR SECURITIES" has the meaning specified in Section 13.08 hereof.

      "LAST REPORTED SALE PRICE" with respect to any security on any date means the closing sale price per share (or if no closing sale price is reported, the average of the bid and asked prices or, if more than one in either case, the average of the average bid and the average asked prices) on that date as reported in composite transactions for the principal U.S. securities exchange on which such security is traded or, if such security is not listed on a U.S. national or regional securities exchange, as reported by the Nasdaq National Market. If such security is not listed for trading on a U.S. national or regional securities exchange and not reported by the Nasdaq National Market on the relevant date, the "LAST REPORTED SALE PRICE" shall be the last quoted bid price for such security in the over-the-counter market on the relevant date as reported by the Pink Sheets LLC or similar organization. If such security is not so quoted, the "LAST REPORTED SALE PRICE" shall be the average of the mid-point of the last bid and asked prices of such security on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Company for this purpose.

      "LIQUIDATED DAMAGES" has the meaning specified in Section 7 of the Registration Rights Agreement.

      "MATURITY" means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by acceleration, conversion, call for redemption, exercise of a Repurchase Right or a Put Repurchase Right or otherwise.

      "NASDAQ NATIONAL MARKET" means the National Association of Securities Dealers Automated Quotation National Market or any successor national securities exchange or automated over-the-counter trading market in the United States.

      "NON-ELECTING SHARE" has the meaning specified in Section 12.11 hereof.

      "NON-PAYMENT DEFAULT" has the meaning specified in Section 13.02 hereof.

      "OFFER EXPIRATION DATE" has the meaning specified in Section 12.04(f) hereof.

      "OFFERING MEMORANDUM" means the final offering memorandum of the Company, dated December 16, 2004, prepared in connection with the offering of the Securities.

      "OFFICER" of the Company means the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer, any Vice President, the Secretary or any Assistant Secretary of the Company.

      "OFFICERS' CERTIFICATE" means a certificate signed by both (1) the Chief Executive Officer, the President or a Vice President and (2) so long as not the same as the officer signing pursuant to clause (1), the Chief Financial Officer, the Treasurer, the Secretary or any Assistant Secretary of the Company, and delivered to the Trustee.

      "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel to the Company (and may include directors or employees of the Company) and which opinion is acceptable to the Trustee, which acceptance shall not be unreasonably withheld or delayed.

      "OUTSTANDING", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except Securities:

            (1) previously canceled by the Trustee or delivered to the Trustee for cancellation;

            (2) for the payment or redemption of which money in the necessary amount has been previously deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities, provided, however, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture; and

            (3) that have been paid, in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company.

      "PAYING AGENT" has the meaning specified in Section 2.05 hereof.

      "PAYMENT BLOCKAGE NOTICE" has the meaning specified in Section 13.02 hereof.

      "PAYMENT DEFAULT" has the meaning specified in Section 13.02 hereof.

      "PERSON" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

      "PHYSICAL SECURITIES" has the meaning specified in Section 2.02 hereof.

      "PREDECESSOR SECURITY" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.12 hereof in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

      "PUBLIC ACQUIRER CHANGE OF CONTROL" means any transaction described in clause (2) of the definition of Change of Control where the Acquirer, or any entity that is a Beneficial Owner Entity, has a class of common stock traded on a national securities exchange or quoted on the Nasdaq National Market or which will be so traded or quoted when issued or exchanged in connection with such Change of Control.

      "PURCHASE AGREEMENT" means the Purchase Agreement between the Company and the Initial Purchasers dated December 16, 2004 relating to the initial placement of the Securities.

      "PURCHASED SHARES" has the meaning specified in Section 12.04(e) hereof.

      "PUT REPURCHASE DATE" has the meaning specified in Section 11.02(a) hereof.

      "PUT REPURCHASE NOTICE" has the meaning specified in Section 11.02(c) hereof.

      "PUT REPURCHASE PRICE" has the meaning specified in Section 11.02(a) hereof.

      "PUT REPURCHASE RIGHT" has the meaning specified in Section 11.02(a) hereof.

      "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

      "RECORD DATE" means either a Regular Record Date or a Special Record Date, as the case may be, provided that, for purposes of Section 12.04 hereof, Record Date has the meaning specified in Section 12.04(j) hereof.

      "REDEMPTION DATE", when used with respect to any Security to be redeemed, means the date specified in a notice of redemption on which the Debentures may be redeemed in accordance with this Indenture.

      "REDEMPTION PRICE" has the meaning specified in Section 10.01.

      "REGISTER" has the meaning specified in Section 2.05 hereof.

      "REGISTRAR" has the meaning specified in Section 2.05 hereof.

      "REGISTRATION DEFAULT" has the mean specified in Section 7 of the Registration Rights Agreement.

      "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of December 22, 2004, between the Company and the Initial Purchasers.

      "REGULAR RECORD DATE" for the interest payable on the Securities (including Liquidated Damages, if any) means the January 1 (whether or not a Business Day) next preceding a January 15 Interest Payment Date and the July 1 (whether or not a Business Day) next preceding a July 15 Interest Payment Date.

      "REPRESENTATIVE" means (a) the indenture trustee or other trustee, agent or representative for holders of Senior Indebtedness or (b) with respect to any Senior Indebtedness that does not have any such trustee, agent or other representative, (i) in the case of such Senior Indebtedness issued pursuant to an agreement providing for voting arrangements as among the holders or owners of such Senior Indebtedness, any holder or owner of such Senior Indebtedness acting with the consent of the required persons necessary to bind such holders or owners of such Senior Indebtedness, and (ii) in the case of all other such Senior Indebtedness, the holder or owner of such Senior Indebtedness.

      "REPURCHASE DATE" has the meaning specified in Section 11.01(a) hereof.

      "REPURCHASE PRICE" has the meaning specified in Section 11.01(a) hereof.

      "REPURCHASE RIGHT" has the meaning specified in Section 11.01(a) hereof.

      "RESPONSIBLE OFFICER", when used with respect to the Trustee, means any officer in the Corporate Trust Office of the Trustee and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

      "RESTRICTED SECURITIES" means the Securities defined as such in Section
2.03 hereof.

      "RESTRICTED SECURITIES LEGEND" has the meaning specified in Section 2.03(a) hereof.

      "RULE 144" means Rule 144 under the Securities Act (including any successor rule thereof), as the same may be amended from time to time.

      "RULE 144A" means Rule 144A under the Securities Act (including any successor rule thereof), as the same may be amended from time to time.

      "SEC" means the Securities and Exchange Commission.

      "SECURITIES" has the meaning ascribed to it in the first paragraph under the caption "Recitals of the Company".

      "SECURITIES ACT" means the Securities Act of 1933, as amended.

      "SENIOR INDEBTEDNESS" means the principal of, premium, if any, interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in any such proceeding) and rent payable on or termination payment with respect to or in connection with, and all fees, costs, expenses and other amounts accrued or due on or in connection with, Indebtedness of the Company, whether outstanding on the Issue Date or subsequently created, incurred, assumed, guaranteed or in effect guaranteed by the Company (including all deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to, the foregoing), except for (a) any particular Indebtedness in respect of which the instrument creating or evidencing the same or the assumption or guarantee thereof expressly provides that such Indebtedness shall not be senior in right of payment to the Securities or expressly provides that such Indebtedness is pari passu or junior to the Securities; (b) any Indebtedness between or among the Company and/or any of its Subsidiaries; and
(c) the Debentures. The term "Senior Indebtedness" shall include, without limitation, all Designated Senior Indebtedness.

      "SIGNIFICANT SUBSIDIARY" means a "significant subsidiary" as defined in clause (1) or (2) of the definition thereof in Rule 1-02(w) of Regulation S-X under the Securities Act.

      "SPECIAL RECORD DATE" for the payment of any Defaulted Interest means a date fixed by the Company pursuant to Section 2.17 hereof.

      "STATED MATURITY" means the date specified in any Security as the fixed date for the payment of principal on such Security or on which an installment of interest (including Liquidated Damages, if any) on such Security is due and payable.

      "STOCK PRICE" means, in respect of a transaction set forth in clause (2) of the definition of Change of Control, the Last Reported Sale Price of the Common Stock on the Conversion Date for such Security; provided that if the Conversion Date occurs after the Effective Date for such Change of Control transaction, the Stock Price Security shall be the Last Reported Sale Price on the Trading Day immediately preceding such Effective Date.

      "SUBSIDIARY" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition only, "voting stock" means stock that ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

      "TERMINATION OF TRADING" will be deemed to have occurred if the Common Stock (or other Common Stock into which the Securities are then convertible) is neither listed for trading on a U.S. national securities exchange nor approved for trading on the Nasdaq National Market.

      "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code ss.77aaa-77bbbb), as in effect on the Issue Date; provided, however, that in the event the TIA is amended after such date, "TIA" means, to the extent required by such amendment, the Trust Indenture Act of 1939, as so amended, or any successor statute.

      "TRADING DAY" means a day during which trading in securities generally occurs on the Nasdaq National Market or, if the Common Stock is not then listed on the Nasdaq National Market, on the principal other national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a national or regional securities exchange, on the principal market on which the Common Stock is then traded.

      "TRANSFER AGENT" means any Person, which may be the Company, authorized by the Company to exchange or register the transfer of Securities.

      "TRIGGER EVENT" has the meaning specified in Section 12.04(d) hereof.

      "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

      "VALUATION PERIOD" has the meaning specified in Section 12.01(d) hereof.

      "VICE PRESIDENT", when used with respect to the Company, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

      Section 1.02. Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

      The following TIA terms used in this Indenture have the following meanings:

            (i) "INDENTURE SECURITIES" means the Securities;

            (ii) "INDENTURE SECURITY HOLDER" means a Holder;

            (iii) "INDENTURE TO BE QUALIFIED" means this Indenture;

            (iv) "INDENTURE TRUSTEE" or "INSTITUTIONAL TRUSTEE" means the Trustee; and

            (v) "OBLIGOR" on the Securities means the Company and any other obligor on the indenture securities.

      All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

      Section 1.03. Rules of Construction. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

            (i) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

            (ii) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with accounting principles generally accepted in the United States prevailing at the time of any relevant computation hereunder; and

            (iii) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                                   ARTICLE 2
                                 THE SECURITIES

      Section 2.01. Title and Terms. The Securities shall be known and designated as the "2.50% Convertible Subordinated Debentures due 2025" of the Company. The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is limited initially to $65,000,000 (or $80,000,000 if the Initial Purchasers exercise their option to purchase additional Securities in full as set forth in the Purchase Agreement), subject to Section 2.19 and except for Securities authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of other Securities pursuant to Section 2.07, 2.08, 2.09, 2.12, 7.05, 10.07, 11.01, 11.02 or 12.02
hereof; provided that the Additional Securities may be authenticated and delivered in an unlimited aggregate principal amount so long as such Securities authenticated and delivered at a price that would not cause such Securities to have "original issue discount" within the meaning of Section 1273 of the United States Internal Revenue Code of 1986, as amended. The Securities shall be issuable in denominations of $1,000 or whole multiples thereof.

      The Securities shall mature on January 15, 2025, unless earlier converted, redeemed or repurchased.

      Interest shall accrue from the most recent date to which interest has been paid or provided for, or if no interest has been paid or provided for, from the Issue Date, at the Interest Rate until the principal thereof is paid or made available for payment. Interest shall be payable semiannually in arrears on January 15 and July 15 of each year, commencing July 15, 2005.

      Interest on the Securities (including any Liquidated Damages) shall be computed on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full semiannual period for which interest is calculated, on the basis of a 30-day month, and for such periods of less than a month, the actual number of days elapsed over a 30-day month.

      Subject to Section 2.17, a Holder of any Security at the close of business on a Regular Record Date shall be entitled to receive interest (including Liquidated Damages, if any) on such Security on the corresponding Interest Payment Date.

      A Holder of any Security that is converted after the close of business on a Regular Record Date and prior to the corresponding Interest Payment Date shall be entitled to receive interest (including Liquidated Damages, if any) on the principal amount of such Security on such Interest Payment Date, notwithstanding the conversion of such Security prior to such Interest Payment Date. However, any such Holder that surrenders any such Security for conversion during the period beginning with the close of business on such Regular Record Date and ending with the opening of business on the corresponding Interest Payment Date shall be required to pay the Company an amount equal to the interest (excluding Liquidated Damages, if any) on the principal amount of such Security so converted, which is payable by the Company to such Holder on such Interest Payment Date, at the time such Holder surrenders such Security for conversion. Notwithstanding the foregoing, any such Holder that surrenders for conversion any Security (a) that has been called for redemption by the Company in a notice of redemption given by the Company pursuant to Section 10.04 hereof on a Redemption Date after such Regular Record Date and on or prior to the next succeeding Interest Payment Date, (b) with respect to which the Company has specified a Repurchase Date that is after such Regular Record Date and on or prior to the next succeeding Interest Payment Date or (c) on which Defaulted Interest is payable at the time of conversion, but only to the extent of such Defaulted Interest. In either case described in clause (a) or clause (b) above, such Holder shall be entitled to receive (and retain) such interest and need not pay the Company an amount equal to the interest on the principal amount of such Security so converted at the time such Holder surrenders such Security for conversion.

      Principal of and interest on, Global Securities shall be payable to the Depositary in immediately available funds.

      Principal on Physical Securities shall be payable at the office or agency of the Company maintained for such purpose, initially the Corporate Trust Office of the Trustee. Interest on Physical Securities will be payable by (i) U.S. Dollar check drawn on a bank located in the city where the Corporate Trust Office of the Trustee is located mailed to the address of the Person entitled thereto as such address shall appear in the Register, or (ii) upon application to the Registrar not later than the relevant Record Date by a Holder of an aggregate principal amount in excess of $5,000,000, wire transfer in immediately available funds.

      The Securities shall be redeemable at the option of the Company as provided in Article 10 hereof.

      The Securities shall have the Repurchase Rights exercisable at the option of Holders as provided in Article 11 hereof.

      The Securities shall be convertible as provided in Article 12 hereof.

      The Securities shall be subordinated in right of payment to Senior Indebtedness of the Company as provided in Article 13 hereof.

      Section 2.02. Form of Securities. The Securities and the Trustee's certificate of authentication to be borne by such Securities shall be substantially in the form annexed hereto as Exhibit A, which is incorporated in and made a part of this Indenture. The terms and provisions contained in the form of Security shall constitute, and are hereby expressly made, a part of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

      Any of the Securities may have such letters, numbers or other marks of identification and such notations, legends and endorsements as the Officer executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Securities may be listed or designated for issuance, or to conform to usage.

      The Securities will be offered and sold only to QIBs in reliance on Rule 144A and shall be issued initially only in the form of one or more permanent Global Securities (each, a "GLOBAL SECURITY") in registered form without interest coupons. The Global Securities shall be:

            (1) duly executed by the Company and authenticated by the Trustee as hereinafter provided;

            (2) registered in the name of the Depositary (or its nominee) for credit to the respective accounts of the Holders at the Depositary; and

            (3) deposited with the Trustee, as custodian for the Depositary.

      The Global Securities shall be substantially in the form of Security set forth in Exhibit A annexed hereto (including the text and schedule called for by footnotes 1 and 2 thereto). The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee as required by Section 2.09, as custodian for the Depositary (or its nominee), in accordance with the instructions given by the Holder thereof, as hereinafter provided.

      Securities issued in exchange for interests in the Global Securities pursuant to Section 2.08(d) hereof shall be issued in the form of permanent definitive Securities (the "PHYSICAL SECURITIES") in registered form without interest coupons. The Physical Securities shall be substantially in the form set forth in Exhibit A annexed hereto.

      The Securities shall be typed, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the Officer executing such Securities, as evidenced by their execution of such Securities.

      Section 2.03. Legends. Restricted Securities Legends. Each Security issued hereunder shall, upon issuance, bear the legend set forth in Section 2.03(a)(i) or Section 2.03(a)(ii) (each, a "RESTRICTED SECURITIES LEGEND"), as the case may be, and such legend shall not be removed except as provided in
Section 2.03(a)(iii). Each Security that bears or is required to bear the Restricted Securities Legend set forth in Section 2.03(a)(i) (together with any Common Stock issued upon conversion of the Securities and required to bear the Restricted Securities Legend set forth in Section 2.03(a)(ii), collectively, the "RESTRICTED SECURITIES") shall be subject to the restrictions on transfer set forth in this Section 2.03(a) (including the Restricted Securities Legend set forth below), and the Holder of each such Restricted Security, by such Holder's acceptance thereof, shall be deemed to have agreed to be bound by all such restrictions on transfer.

      As used in Section 2.03(a), the term "TRANSFER" encompasses any sale, pledge, transfer or other disposition whatsoever of any Restricted Security.

            (i) Restricted Securities Legend for Securities. Except as provided in Section 2.03(a)(iii), until the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), any certificate evidencing such Security (and all securities issued in exchange therefor or substitution thereof, other than Common Stock, if any, issued upon conversion thereof, which shall bear the legend set forth in Section 2.03(a)(ii), if applicable) shall bear a Restricted Securities Legend in substantially the following form:

            THIS DEBENTURE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 ("THE "SECURITIES ACT"), AND THIS DEBENTURE AND THE COMMON STOCK ISSUABLE UPON CONVERSION THEREOF MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS DEBENTURE IS HEREBY NOTIFIED THAT THE SELLER OF THIS DEBENTURE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

            THE HOLDER OF THIS DEBENTURE AGREES FOR THE BENEFIT OF DOV PHARMACEUTICAL, INC. (THE "COMPANY") THAT (A) THIS DEBENTURE AND THE COMMON STOCK ISSUABLE UPON CONVERSION THEREOF MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (III) TO THE COMPANY OR ANY SUBSIDIARY THEREOF OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS DEBENTURE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

            (ii) Restricted Securities Legend for Common Stock Issued upon Conversion of the Securities. Except as provided in Section 2.03(a)(iii), until the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), any stock certificate representing Common Stock issued upon conversion of such Security shall bear a Restricted Securities Legend in substantially the following form:

            THE COMMON STOCK EVIDENCED HEREBY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 ("THE "SECURITIES ACT"). THE HOLDER OF THIS CERTIFICATE AGREES FOR THE BENEFIT OF DOV PHARMACEUTICAL, INC. (THE "COMPANY") THAT (A) THIS DEBENTURE AND THE COMMON STOCK ISSUABLE UPON CONVERSION THEREOF MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES
            ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (III) TO THE COMPANY OR ANY SUBSIDIARY THEREOF OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES
            (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS DEBENTURE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

            (iii) Removal of the Restricted Securities Legends. Each Security or share of Common Stock issued upon conversion of such Security shall bear the Restricted Securities Legend set forth in Section 2.03(a)(i) or 2.03(a)(ii), as the case may be, until the earlier of:

                  (A) the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision);

                  (B) such Security or Common Stock has been sold pursuant to a registration statement that has been declared effective under the Securities Act (and that was effective at the time of such sale); or

                  (C) such Common Stock has been issued upon conversion of
            Securities that have been sold pursuant to a registration statement that has been declared effective under the Securities Act (and that was effective at the time of such sale).

      The Holder must give notice thereof to the Trustee and any transfer agent for the Common Stock, as applicable.

      Notwithstanding the foregoing, the Restricted Securities Legend may be removed if there is delivered to the Company such satisfactory evidence, which may include an opinion of independent counsel, as may be reasonably required by the Company, that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Security will not violate the registration requirements of the Securities Act. Upon provision of such satisfactory evidence, the Trustee, at the written direction of the Company, shall authenticate and deliver in exchange for such Securities another Security or Securities having an equal aggregate principal amount that does not bear such legend. If the Restricted Securities Legend has been removed from a Security as provided above, no other Security issued in exchange for all or any part of such Security shall bear such legend, unless the Company has reasonable cause to believe that such other Security is a "restricted security" within the meaning of Rule 144 and instructs the Trustee in writing to cause a Restricted Securities Legend to appear thereon.

      Any Security (or security issued in exchange or substitution thereof) as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the Restricted Securities Legend set forth in Section 2.03(a)(i) as set forth therein have been satisfied may, upon surrender of such Security for exchange to the Registrar in accordance with the provisions of Section 2.07 hereof, be exchanged for a new Security or Securities, of like tenor and aggregate principal amount, which shall not bear the Restricted Securities Legend required by Section 2.03(a)(i).

      Any such Common Stock as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the Restricted Securities Legend set forth in Section 2.03(a)(ii) as set forth therein have been satisfied may, upon surrender of the certificates representing such shares of Common Stock for exchange in accordance with the procedures of the transfer agent for the Common Stock, be exchanged for a new certificate or certificates for a like aggregate number of shares of Common Stock, which shall not bear the Restricted Securities Legend required by Section 2.03(a)(ii).

      (b) Global Security Legend. Each Global Security shall also bear the following legend on the face thereof:

            UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") TO DOV PHARMACEUTICAL, INC. (OR ITS SUCCESSOR) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, CONVERSION OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      Section 2.04. Execution, Authentication, Delivery and Dating. An Officer shall execute the Securities on behalf of the Company by manual or facsimile signature. If the Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall be valid nevertheless.

      At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

      Each Security shall be dated the date of its authentication.

      No Security shall be entitled to any benefit under this Indenture, or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

      The Trustee may appoint an authenticating agent or agents reasonably acceptable to the Company with respect to the Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent.

      Section 2.05. Registrar and Paying Agent. The Company shall maintain an office or agency in the Borough of Manhattan, The City of New York, where Securities may be presented for registration of transfer or for exchange (the "REGISTRAR") and an office or agency in the Borough of Manhattan, The City of New York, where Securities may be presented for payment (the "PAYING AGENT"). The Registrar shall keep a register of the Securities (the "REGISTER") and of their transfer and exchange. The Company may appoint one or more co-Registrars and one or more additional Paying Agents for the Securities. The term "Paying Agent" includes any additional Paying Agent and the term "Registrar" includes any additional registrar. The Company may change any Paying Agent or Registrar without prior notice to any Holder.

      The Company will cause each Paying Agent (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

            (i) hold all sums held by it for the payment of the principal of or interest (including Liquidated Damages, if any) on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as provided in this Indenture;

            (ii) give the Trustee notice of any Default by the Company in the making of any payment of principal or interest (including Liquidated Damages, if any); and

            (iii) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

      The Company shall give prompt written notice to the Trustee of the name and address of any Paying Agent who is not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company or any Affiliate of the Company may act as Paying Agent or Registrar; provided, however, that none of the Company, its Subsidiaries or the Affiliates of the foregoing shall act:

            (i) as Paying Agent in connection with redemptions, offers to purchase and discharges, as otherwise specified in this Indenture, and

            (ii) as Paying Agent or Registrar if a Default or Event of Default has occurred and is continuing.

      The Company hereby initially appoints the Trustee as Registrar and Paying Agent for the Securities.

      Section 2.06. Paying Agent to Hold Assets in Trust. Not later than 12:00 Noon (New York City time) on each due date of the principal and interest (including Liquidated Damages, if any) on any Securities, the Company shall deposit with one or more Paying Agents money in immediately available funds sufficient to pay such principal and interest (including Liquidated Damages, if any) so becoming due. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company) shall have no further liability for the money so paid over to the Trustee.

      If the Company shall act as a Paying Agent, it shall, prior to or on each due date of the principal of or interest (including Liquidated Damages, if any) on any of the Securities, segregate and hold in trust for the benefit of the Holders a sum sufficient with monies held by all other Paying Agents, to pay the principal or interest (including Liquidated Damages, if any) so becoming due until such sums shall be paid to such Persons or otherwise disposed of as provided in this Indenture, and shall promptly notify the Trustee of its action or failure to act.

      Section 2.07. General Provisions Relating to Transfer and Exchange. The Securities are issuable only in registered form. A Holder may transfer a Security only by written application to the Registrar stating the name of the proposed transferee and otherwise complying with the terms of this Indenture. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Registrar in the Register. Furthermore, any Holder of a Global Security shall, by acceptance of such Global Security, agree that transfers of beneficial interests in such Global Security may be effected only through a book-entry system maintained by the Holder of such Global Security (or its agent) and that ownership of a beneficial interest in the Security shall be required to be reflected in a book-entry. Notwithstanding the foregoing, in the case of a Restricted Security, a beneficial interest in a Global Security being transferred in reliance on an exemption from the registration requirements of the Securities Act other than in accordance with Rule 144 and Rule 144A may only be transferred for a Physical Security.

      When Securities are presented to the Registrar with a request to register the transfer or to exchange them for an equal aggregate principal amount of Securities of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met (including that such Securities are duly endorsed or accompanied by a written instrument of transfer duly executed by the Holder thereof or by an attorney who is authorized in writing to act on behalf of the Holder). Subject to Section 2.04 hereof, to permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's request. No service charge shall be made for any registration of transfer or exchange or redemption of the Securities, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or other similar governmental charge payable upon exchanges pursuant to Section 2.14, 7.05 or 10.07 hereof).

      In the event of a redemption in part, neither the Company nor the Registrar shall be required to issue, register the transfer of, or exchange, Securities during the period of 15 days before the mailing of the notice of redemption.

      Section 2.08. Book-Entry Provisions for the Global Securities. (a) The Global Securities initially shall

            (i) be registered in the name of the Depositary (or a nominee thereof);

            (ii) be delivered to the Trustee as custodian for such Depositary;
      and

            (iii) bear the Restricted Securities Legend as set forth in Section 2.03(a)(i) hereof.

      Members of, or participants in, the Depositary ("DTC PARTICIPANTS") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing contained herein shall prevent the Company, the Trustee or any agent of the Company or Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and the DTC Participants, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

      (b) The registered Holder of a Global Security may grant proxies and otherwise authorize any Person, including DTC Participants and Persons that may hold interests through DTC Participants, to take any action that a Holder is entitled to take under this Indenture or the Securities.

      (c) A Global Security may not be transferred, in whole or in part, to any Person other than the Depositary (or a nominee thereof), and no such transfer to any such other Person may be registered. Beneficial interests in a Global Security may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 2.09 hereof.

      (d) Notwithstanding any other provisions of this Indenture or the Securities, a Global Security shall not be exchanged in whole or in part for a Security registered in the name of any person other than the Depositary or one or more nominees thereof, provided that a Global Security may be exchanged for Securities registered in the names of any person designated by the Depositary in the event that the Depositary has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or such Depositary has ceased to be a "clearing agency" registered under the Exchange Act, and a successor Depositary is not appointed by the Company within 90 days, to the extent permitted by the Depositary, the Company determines at any time that the Securities shall no longer be represented by Global Securities and shall inform such Depositary of such determination and participants in such Depository elect to withdraw their beneficial interests in the Global Securities from such Depository, following notification by the Depository of their right to do so; or a beneficial owner of Securities requests to exchange such beneficial owner's interest in the Global Securities for Certificated Securities. Any Global Security exchanged pursuant to clause (i) above shall be so exchanged in whole and not in part, and any Global Security exchanged pursuant to clause (ii) or
(iii) above may be exchanged in whole or from time to time in part as directed by the Depositary. Any Security issued in exchange for a Global Security or any portion thereof shall be a Global Security; provided that any such Security so issued that is registered in the name of a person other than the Depositary or a nominee thereof shall not be a Global Security.

      Upon the occurrence of (i), (ii) or (iii) above, the Depositary shall surrender such Global Security or Global Securities to the Trustee for cancellation and the Company shall execute, and the Trustee, upon receipt of an Officers' Certificate and Company Order for the authentication and delivery of Securities, shall authenticate and deliver in exchange for such Global Security or Global Securities, Physical Securities of like tenor as that of the Global Securities in an aggregate principal amount equal to the aggregate principal amount of such Global Security or Global Securities. Such Physical Securities shall be registered in such names as the Depositary shall identify in writing as the beneficial owners of the Securities represented by such Global Security or Global Securities (or any nominees thereof).

      Notwithstanding the foregoing, in connection with any such surrender and subsequent exchange pursuant to Section 2.08(d) hereof, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of such Global Security in an amount equal to the principal amount of the beneficial interest in such Global Security to be transferred.

      Section 2.09. Special Transfer Provisions. Unless a Security is transferred after the time period referred to in Rule 144(k) under the Securities Act or otherwise sold pursuant to a registration statement that has been declared effective under the Securities Act (and that continues to be effective at the time of such sale), the following provisions shall apply:

            (i) if the Securities to be transferred consist of an interest in the Global Securities, the transfer of such interest may be effected only through the book-entry system maintained by the Depositary; and

            (ii) if the Securities to be transferred consist of Physical Securities, the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided on the form of Security stating, or has otherwise advised the Company and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided on the form of Security stating or has otherwise advised the Company and the Registrar in writing that:

                  (A) it is purchasing the Securities for its own account or an account with respect to which it exercises sole investment discretion, in each case for investment and not with a view to distribution;

                  (B) it and any such account is a QIB within the meaning of
            Rule l44A;

                  (C) it is aware that the sale to it is being made in reliance on Rule 144A;

                  (D) it acknowledges that it has received such information
            regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information; and

                  (E) it is aware that the transferor is relying upon its
            foregoing representations in order to claim the exemption from registration provided by Rule 144A.

      By its acceptance of any Security bearing the Restricted Securities Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and agrees that it will transfer such Security only as provided in this Indenture. The Registrar shall not register a transfer of any Security unless such transfer complies with the restrictions on transfer of such Security set forth in this Indenture. The Registrar shall be entitled to receive and rely on written instructions from the Company verifying that such transfer complies with such restrictions on transfer. In connection with any transfer of Securities, each Holder agrees by its acceptance of the Securities to furnish the Registrar or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided, however, that the Registrar shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

      The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.08 hereof or this Section
2.09. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

      Section 2.10. Holder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders and shall otherwise comply with Section 312(a) of the TIA. If the Trustee is not the Registrar, the Company shall furnish to the Trustee prior to or on each Interest Payment Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders relating to such Interest Payment Date or request, as the case may be.

      Section 2.11. Persons Deemed Owners. The Company, the Trustee and any agent of the Company or the Trustee may treat the registered Holder of a Global Security as the absolute owner of such Global Security for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security be overdue, and notwithstanding any notice of ownership or writing thereon, or any notice of previous loss or theft or other interest therein. The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of and interest (including Liquidated Damages, if any) on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and notwithstanding any notice of ownership or writing thereon, or any notice of previous loss or theft or other interest therein.

      Section 2.12. Mutilated, Destroyed, Lost or Stolen Securities. If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

      If there is delivered to the Company and the Trustee

            (i) evidence to their satisfaction of the destruction, loss or theft of any Security, and

            (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless,

then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and, upon request, the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

      In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion, but subject to any conversion rights, may, instead of issuing a new Security, pay such Security, upon satisfaction of the condition set forth in the preceding paragraph.

      Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

      Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

      The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

      Section 2.13. Treasury Securities. In determining whether the Holders of the requisite principal amount of Outstanding Securities are present at a meeting of Holders for quorum purposes or have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such determination as to the presence of a quorum or upon any such request, demand, authorization, direction, notice, consent or waiver, only such Securities of which the Trustee has received written notice and are so owned shall be so disregarded.

      Section 2.14. Temporary Securities. Pending the preparation of Securities in definitive form, the Company may execute and the Trustee shall, upon written request of the Company, authenticate and deliver temporary Securities (printed or lithographed). Temporary Securities shall be issuable in any authorized denomination, and substantially in the form of the Securities in definitive form but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Every such temporary Security shall be executed by the Company and authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the Securities in definitive form. Without unreasonable delay, the Company will execute and deliver to the Trustee Securities in definitive form (other than in the case of Securities in global form) and thereupon any or all temporary Securities (other than any such Securities in global form) may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section 9.02 and the Trustee shall authenticate and deliver in exchange for such temporary Securities an equal aggregate principal amount of Securities in definitive form. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Securities in definitive form authenticated and delivered hereunder.

      Section 2.15. Cancellation. All securities surrendered for payment, redemption, repurchase, conversion, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities so delivered shall be canceled promptly by the Trustee, and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. Upon written instructions of the Company, the Trustee shall destroy canceled Securities and, after such destruction, shall deliver a certificate of such destruction to the Company. If the Company shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless the same are delivered to the Trustee for cancellation.

      Section 2.16. CUSIP Numbers. The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and the Trustee shall use CUSIP numbers in notices of redemption or exchange as a convenience to Holders; provided, however, that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any such notice and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the CUSIP numbers.

      Section 2.17. Defaulted Interest. If the Company fails to make a payment of interest (including Liquidated Damages, if any) on any Security when due and payable ("DEFAULTED INTEREST"), it shall pay such Defaulted Interest plus (to the extent lawful) any interest payable on the Defaulted Interest, in any lawful manner. It may elect to pay such Defaulted Interest, plus any such interest payable on it, to the Persons who are Holders of such Securities on which the interest is due on a subsequent Special Record Date. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security. The Company shall fix any such Special Record Date and payment date for such payment. At least 15 days before any such Special Record Date, the Company shall mail to Holders affected thereby a notice that states the Special Record Date, the Interest Payment Date, and amount of such interest (and such Liquidated Damages, if any) to be paid.

      Section 2.18. Rule 144A. The Company agrees that it will refuse to register any transfer of Securities or Common Stock that is not made in accordance with the provisions of Rule 144A under the Securities Act, pursuant to a registration statement that has been declared effective under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act; provided that this Section 2.18 shall not be applicable to any Securities or shares of Common Stock that do not bear the legend set forth in Section 2.03(a)(i) or (ii) hereof.

      Section 2.19. Reopening the Indenture. The Company may, without the consent of the Holders of Securities, reopen the Indenture and issue additional Securities under the Indenture with the same terms and with the same CUSIP number as the Securities offered hereby in an unlimited aggregate principal amount, which will form the same series with the Securities, provided that no such additional Securities may be issued unless fungible with the Securities offered hereby for U.S. federal income tax purposes. The Company may also from time to time repurchase the Securities in open market purchases or negotiated transactions without prior notice to Holders of Securities.

                                   ARTICLE 3
                                   [RESERVED]



                                   ARTICLE 4
                              DEFAULTS AND REMEDIES

      Section 4.01. Events of Default. An "EVENT OF DEFAULT" with respect to the Securities occurs when any of the following occurs (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of
Article 13 hereof or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

      (a) the Company defaults in the payment of the principal on any of the Securities when it becomes due and payable at Maturity, upon redemption or exercise of a Repurchase Right or Put Repurchase Right or otherwise, whether or not such payment is prohibited by Article 13 hereof; or

      (b) the Company defaults in the payment of interest (including Liquidated Damages, if any) on any of the Securities when it becomes due and payable and such default continues for a period of 30 days, whether or not such payment is prohibited by Article 13 hereof; or

      (c) the Company fails to deliver shares of Common Stock, together with cash in lieu thereof in respect of any fractional shares, upon conversion of a Security in accordance with Article 12, and such failure continues for 10 days; or

      (d) the Company fails to perform or observe any other term, covenant or agreement contained in the Securities or this Indenture and such failure continues for a period of 60 consecutive days after written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities; or

      (e) (i) the Company fails to make any payment by the end of the applicable grace period, if any, after the maturity of any Indebtedness in an amount in excess of $10,000,000 or (ii) there is an acceleration of any Indebtedness in an amount in excess of $10,000,000 because of a default with respect to such Indebtedness without such Indebtedness having been discharged or such acceleration having been withdrawn, cured, waived, rescinded or otherwise annulled, in the case of either (i) or (ii) above, for a period of 30 days after written notice to the Company by the Trustee or to the Company and the Trustee by Holders of at least 25% in aggregate principal amount of the Outstanding Securities; or

      (f) the Company fails to timely give to each Holder of Securities notice of a Fundamental Change pursuant to Section 11.01(b) hereof; or

      (g) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company, or any Significant Subsidiary of the Company, in an involuntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company, or any Significant Subsidiary of the Company, a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company, or any Significant Subsidiary of the Company, under any applicable U.S. federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company, or any Significant Subsidiary of the Company, or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

      (h) the commencement by the Company, or any Significant Subsidiary of the Company, of a voluntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company, or any Significant Subsidiary of the Company, to the entry of a decree or order for relief in respect of the Company, or any Significant Subsidiary of the Company, as the case may be, in an involuntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, or any Significant Subsidiary of the Company, or the filing by the Company, or any Significant Subsidiary of the Company, of a petition or answer or consent seeking reorganization or relief under any applicable U.S. federal or state law, or the consent by the Company, or any Significant Subsidiary of the Company, to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company, or any Significant Subsidiary of the Company, or of any substantial part of its property, or the making by the Company, or any Significant Subsidiary of the Company, of an assignment for the benefit of creditors, or the admission by the Company, or any Significant Subsidiary of the Company, in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company, or any Significant Subsidiary of the Company, expressly in furtherance of any such action.

      Section 4.02. Acceleration of Maturity; Rescission and Annulment. If an Event of Default with respect to Outstanding Securities (other than an Event of Default specified in Section 4.01(g) or 4.01(h) hereof) occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities, by written notice to the Company, may declare due and payable 100% of the principal amount of all Outstanding Securities plus any accrued and unpaid interest (including Liquidated Damages, if any) to the date of payment. Upon a declaration of acceleration, such principal and accrued and unpaid interest (including Liquidated Damages, if any) to the date of payment shall be immediately due and payable.

      If an Event of Default specified in Section 4.01(g) or 4.01(h) hereof occurs, all unpaid principal of and accrued and unpaid interest (including Liquidated Damages, if any) on the Outstanding Securities shall become and be immediately due and payable, without any declaration or other act on the part of the Trustee or any Holder.

      The Holders of a majority in aggregate principal amount of the Outstanding Securities by written notice to the Trustee may rescind and annul an acceleration and its consequences if:

            (i) all existing Events of Default, other than the nonpayment of principal of or interest on the Securities that has become due solely because of the acceleration, have been remedied, cured or waived, and

            (ii) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction;

provided, however, that in the event such declaration of acceleration has been made based on the existence of an Event of Default under Section 4.01(e) hereof and such Event of Default has been remedied, cured or waived in accordance with
Section 4.01(e) hereof, then, without any further action by the Holders, such declaration of acceleration shall be rescinded automatically and the consequences of such declaration shall be annulled. No such rescission or annulment shall affect any subsequent Default or impair any right consequent thereon.

      Section 4.03. Other Remedies. If an Event of Default with respect to Outstanding Securities occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities.

      The Trustee may maintain a proceeding in which it may prosecute and enforce all rights of action and claims under this Indenture or the Securities, even if it does not possess any of the Securities or does not produce any of them in the proceeding.

      Section 4.04. Waiver of Past Defaults. The Holders, either (a) through the written consent of not less than a majority in aggregate principal amount of the Outstanding Securities or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of at least a majority in aggregate principal amount of the Outstanding Securities represented at such meeting, may, on behalf of the Holders of all of the Securities, waive an existing Default or Event of Default, except a Default or Event of Default:

            (i) in the payment of the principal of or interest (including Liquidated Damages, if any) on any Security (provided, however, that subject to Section 4.02 hereof, the Holders of a majority in aggregate principal amount of the Outstanding Securities may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration);

            (ii) in respect of the failure to convert any Security in accordance with Article 12; or

            (iii) in respect of a covenant or provision hereof that, under
      Section 7.02 hereof, cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

      Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; provided, however, that no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

      Section 4.05. Control by Majority. The Holders, either (a) through the written consent of not less than a majority in aggregate principal amount of the Outstanding Securities, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of at least a majority in aggregate principal amount of the Outstanding Securities represented at such meeting, shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that:

            (i) conflicts with any law or with this Indenture,

            (ii) the Trustee determines may be unduly prejudicial to the rights of the Holders not joining therein, or

            (iii) may expose the Trustee to personal liability.

      The Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction.

      Section 4.06. Limitation on Suit. No Holder of any Security shall have any right to pursue any remedy with respect to this Indenture or the Securities (including instituting any proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver or trustee) unless: (i) such Holder has previously given written notice to the Trustee of an Event of Default that is continuing;

            (ii) the Holders of at least 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to pursue the remedy;

            (iii) such Holder or Holders have offered to the Trustee indemnity satisfactory to it against any costs, expenses and liabilities incurred in complying with such request;

            (iv) the Trustee has failed to comply with the request for 60 days after its receipt of such notice, request and offer of indemnity; and

            (v) during such 60-day period, no direction inconsistent with such written request has been given to the Trustee by the Holders of a majority in aggregate principal amount of the Outstanding Securities (or such amount as shall have acted at a meeting pursuant to the provisions of this Indenture);

provided, however, that no one or more of such Holders may use this Indenture to prejudice the rights of another Holder or to obtain preference or priority over another Holder.

      Section 4.07. Unconditional Rights of Holders to Receive Payment and to Convert. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest (including Liquidated Damages, if any) on such Security on the Stated Maturity expressed in such Security (or, in the case of redemption, on the Redemption Date, or in the case of the exercise of a Repurchase Right or Put Repurchase Right, on the Repurchase Date or Put Repurchase Date, as applicable) and to convert such Security in accordance with Article 12, and to bring suit for the enforcement of any such payment on or after such respective dates and right to convert, and such rights shall not be impaired or affected without the consent of such Holder.

      Section 4.08. Collection of Indebtedness and Suits for Enforcement by the Trustee. The Company covenants that if:

            (i) a Default or Event of Default occurs in the payment of any interest (including Liquidated Damages, if any) on any Security when such interest (including Liquidated Damages, if any) becomes due and payable and such Default or Event of Default continues for a period of 30 days, or

            (ii) a Default or Event of Default occurs in the payment of the principal of any Security at the Maturity thereof,

the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable (as expressed therein or as a result of any acceleration effected pursuant to Section 4.02 hereof) on such Securities for principal and interest (including Liquidated Damages, if any) and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and on any overdue interest (including Liquidated Damages, if any), in each case at the Interest Rate, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

      If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, wherever situated.

      If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

      Section 4.09. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or the property of the Company or its creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest (including Liquidated Damages, if any)) shall be entitled and empowered, by intervention in such proceeding or otherwise, (1) to file and prove a claim for the whole amount of principal and interest (including Liquidated Damages, if any) owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of Securities allowed in such judicial proceeding, and (2) to collect and receive any moneys or other property payable or deliverable on any such claim and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceedings is hereby authorized by each Holder of Securities to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 5.08.

      Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept, or adopt on behalf of any Holder of a Security, any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding.

      Section 4.10. Restoration of Rights and Remedies. If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

      Section 4.11. Rights and Remedies. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 2.12, no right or remedy conferred in this Indenture upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      Section 4.12. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities, as the case may be.

      Section 4.13. Application of Money Collected. Subject to Article 13, any money and property collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money and property on account of principal or interest (including Liquidated Damages, if any), upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            FIRST: To the payment of all amounts due the Trustee, Conversion Agent, Paying Agent, and Registrar under Section 5.08 (including payment of all liabilities incurred and all advances made by the Trustee and the costs and expenses of collection);

            SECOND: To the payment of the amounts then due and unpaid for principal of and interest (including Liquidated Damages, if any) on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest (including Liquidated Damages, if any), respectively; and

            THIRD: Any remaining amounts shall be repaid to the Company.

      Section 4.14. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Security by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Securities, or to any suit instituted by any Holder of any Security for the enforcement of the payment of the principal of or interest (including Liquidated Damages, if any) on any Security on or after the Stated Maturity expressed in such Security (or, in the case of redemption or exercise of a Repurchase Right or Put Repurchase Right, on or after the Redemption Date, the Repurchase Date or the Put Repurchase Date, respectively) or for the enforcement of the right to convert any Security in accordance with Article 12.

      Section 4.15. Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim to take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                    ARTICLE 5
                                   THE TRUSTEE

      Section 5.01. Certain Duties and Responsibilities. Except during the continuance of an Event of Default,

            (i) The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture or the TIA, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

            (ii) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; provided, however, that in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates or opinions to determine whether or not, on their face, they conform to the requirements of this Indenture (but need not investigate or confirm the accuracy of any facts stated therein).

      (b) In case an Event of Default actually known to a Responsible Officer of the Trustee has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

      (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

            (i) This paragraph (c) shall not be construed to limit the effect of paragraph (a) of this Section 5.01;

            (ii) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

            (iii) The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with a direction received by it of the Holders of a majority in principal amount of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of this Indenture) relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

      (d) Whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 5.01.

      (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers. The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability, cost or expense (including, without limitation, reasonable fees of counsel).

      (f) The Trustee shall not be obligated to pay interest on any money or other assets received by it unless otherwise agreed in writing with the Company. Assets held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

      (g) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company, and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

      (h) The Trustee shall not be deemed to have notice or actual knowledge of any Event of Default or a Registration Default or the obligation of the Company to pay Liquidated Damages unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event that is in fact a Default is received by the Trustee pursuant to Section 14.02 hereof, and such notice references the Securities and this Indenture.

      (i) The rights, privileges, protections, immunities and benefits given to the Trustee hereunder, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each Paying Agent, authenticating agent, Conversion Agent or Registrar acting hereunder.

      Section 5.02. Certain Rights of Trustee. Subject to the provisions of
Section 5.01 hereof and subject to Sections 315(a) through (d) of the TIA:

            (i) The Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

            (ii) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or the Opinion of Counsel.

            (iii) The Trustee may act through attorneys and agents and shall not be responsible for the misconduct or negligence of any attorney or agent appointed with due care.

            (iv) The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith that it reasonably believed to be authorized or within the discretion or rights or powers conferred upon it by this Indenture, unless the Trustee's conduct constitutes negligence.

            (v) The Trustee may consult with counsel of its selection and the advice of such counsel as to matters of law shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

            (vi) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

            (vii) The permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty unless so specified herein.

      Section 5.03. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest (as such term is defined in Section 310(b) of the TIA), it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as trustee (to the extent permitted under Section 310(b) of the TIA) or resign. Any agent may do the same with like rights and duties. The Trustee is also subject to Section 5.11 and 5.12 hereof.

      Section 5.04. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise expressly agreed with the Company.

      Section 5.05. Trustee's Disclaimer. The recitals contained herein and in the Securities (except for those in the certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity, sufficiency or priority of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

      Section 5.06. Notice of Defaults. Within 90 days after the occurrence of any Default or Event of Default hereunder of which the Trustee has received written notice, the Trustee shall give notice to Holders pursuant to Section
14.02 hereof, unless such Default or Event of Default shall have been cured or waived; provided, however, that, except in the case of a Default or Event of Default in the payment of the principal of or interest (including Liquidated Damages, if any), or in the payment of any redemption or repurchase obligation, on any Security, the Trustee shall be protected in withholding such notice if and so long as Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders.

      Section 5.07. Reports by Trustee to Holders. The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required by Section 313 of the TIA at the times and in the manner provided by the TIA.

      A copy of each report at the time of its mailing to Holders shall be filed with the SEC, if required, and each stock exchange, if any, on which the Securities are listed. The Company shall promptly notify the Trustee when the Securities become listed on any stock exchange.

      Section 5.08. Compensation and Indemnification. The Company shall pay to the Trustee, the Conversion Agent, the Paying Agent and the Registrar (each an "INDEMNIFIED PARTY") from time to time compensation for their respective services as Trustee, Conversion Agent, Paying Agent or Registrar, as the case may be, as agreed in writing. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse each Indemnified Party upon request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by it in connection with the performance of its duties under this Indenture. Such expenses shall include the reasonable fees and expenses of each of such Indemnified Party's agents and counsel.

      The Company hereby indemnifies each Indemnified Party and its agents, employees, stockholders and directors and officers for, and holds each of them harmless against, any loss, cost, claim, liability or expense (including taxes) incurred by any of them except for such actions to the extent caused by any gross negligence or willful misconduct on the part of such Indemnified Party, arising out of or in connection with the acceptance and administration of this Indenture or the trusts hereunder or the performance of their duties hereunder, including the reasonable costs and expenses of enforcing this Indenture against the Company (including this Section 5.08) and defending themselves against any claim or liability in connection with the exercise or performance of any of their rights, powers or duties hereunder (including the reasonable fees and expenses of counsel). An Indemnified Party shall notify the Company promptly of any claim asserted against such Indemnified Party for which such Indemnified Party has advised the Trustee that it may seek indemnity hereunder. Failure by the Indemnified Party to so notify the Company shall not relieve the Company of its obligations hereunder. At the Indemnified Party's sole discretion, the Company shall defend the claim and the Indemnified Party shall cooperate and may participate in the defense; provided that any settlement of a claim shall be approved in writing by the Indemnified Party. Alternatively, the Indemnified Party may at its option have separate counsel of its own choosing and the Company shall pay the reasonable fees and expenses of such counsel; provided that the Company shall not be required to pay such fees and expenses if it assumes the Indemnified Party's defense and there is no conflict of interest between or alternative defenses between the Company and the Indemnified Party in connection with such defense as reasonably determined by the Indemnified Party. The Company need not pay for any settlement made without its written consent, which consent shall not be unreasonably withheld.

      To secure the Company's payment obligations in this Section 5.08, each Indemnified Party shall have a lien prior to the Securities on all monies, property collected by the Trustee, in its capacity as Trustee, except assets or money held in trust to pay principal of or interest and Additional Interest, if any, on particular Securities.

      When an Indemnified Party incurs expenses or renders services after an Event of Default specified in Section 4.01 occurs, such expenses (including the reasonable fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any Bankruptcy Law.

      The obligations of the Company under this Section 5.08 shall survive the satisfaction and discharge of this Indenture or the resignation or removal of the Trustee, Paying Agent or the Registrar.

      "TRUSTEE" for purposes of this Section 5.08 shall include any predecessor Trustee; provided, however, that the bad faith, gross negligence or willful misconduct of any Trustee hereunder shall not affect the rights of any other Trustee hereunder.

      Section 5.09. Replacement of Trustee. A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 5.09.

      The Trustee may resign and be discharged from the trust hereby created by so notifying the Company in writing. The Holders of at least a majority in aggregate principal amount of Outstanding Securities may remove the Trustee by so notifying the Trustee and the Company in writing. The Company must remove the Trustee if:

            (i) the Trustee fails to comply with Section 5.11 hereof or Section 310 of the TIA;

            (ii) the Trustee becomes incapable of acting;

            (iii) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law; or

            (iv) a Custodian or public officer takes charge of the Trustee or its property.

      If the Trustee resigns or is removed or if a vacancy exists in the office of the Trustee for any reason, the Company shall promptly appoint a successor Trustee. The Trustee shall be entitled to payment of its fees and reimbursement of its expenses while acting as Trustee.

      Any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee if the Trustee fails to comply with Section 5.11 hereof.

      If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation or removal, the resigning or removed Trustee, as the case may be, may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

      A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The Company shall mail a notice of the successor Trustee's succession to the Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee. Notwithstanding replacement of the Trustee pursuant to this Section 5.09, the Company's obligations under Section 5.08 hereof shall continue for the benefit of the retiring Trustee with respect to expenses, losses and liabilities incurred by it prior to such replacement.

      Section 5.10. Successor Trustee by Merger, Etc.. Subject to Section 5.11 hereof, if the Trustee consolidates with, merges or converts into, or transfers or sells all or substantially all of its corporate trust business (including the administration of the trust created by this Indenture) to, another corporation or national banking association, the successor entity without any further act shall be the successor Trustee as to the Securities.

      Section 5.11. Corporate Trustee Required; Eligibility. The Trustee shall at all times satisfy the requirements of Sections 310(a)(1), (2) and (5) of the TIA. The Trustee shall at all times have (or, in the case of a corporation included in a bank holding company system, the related bank holding company shall at all times have) a combined capital and surplus of at least $100 million as set forth in its (or its related bank holding company's) most recent published annual report of condition. The Trustee is subject to Section 310(b) of the TIA.

      Section 5.12. Collection of Claims Against the Company. The Trustee is subject to Section 311(a) of the TIA, excluding any creditor relationship listed in Section 311(b) of the TIA. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the TIA to the extent indicated therein.

                                    ARTICLE 6
                 CONSOLIDATION, MERGER, SALE, TRANSFER OR LEASE

      Section 6.01. Company May Consolidate, Etc., Only on Certain Terms. The Company shall not consolidate with or merge into any other Person or sell, lease or otherwise transfer in one transaction or a series of related transactions the consolidated assets of the Company and its Subsidiaries, substantially as an entirety, to any Person unless:

            (i) in the event that the Company shall consolidate with or merge into another Person or sell, lease or otherwise transfer in one transaction or a series of related transactions the consolidated assets of the Company and its Subsidiaries, substantially as an entirety, to any other Person, the Person formed by such consolidation or into which the Company is merged or the Person that acquires by sale, lease or other transfer in one transaction or a series of related transactions the consolidated assets of the Company and its Subsidiaries, substantially as an entirety, shall be a corporation, limited liability company, partnership or trust organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and, if the entity surviving such transaction or transferee, purchaser or lessee entity is not the Company, then such surviving or transferee, purchaser or lessee entity shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of and interest (including Liquidated Damages, if any) on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with Section 12.11 hereof;

            (ii) if, as a result of such transaction and the provisions of this Indenture, the Securities become convertible into common stock or other securities issued by a Person other than the Company, the entity surviving such transaction or transferee, purchaser or lessee entity, the issuer of such common stock or other securities shall have fully and unconditionally guaranteed all the obligations of the Company, the entity surviving such transaction or transferee, purchaser or lessee entity;

            (iii) at the time of consummation of such transaction, no Event of Default, and no event that, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

            (iv) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, lease or other transfer complies with this Indenture.

      Section 6.02. Successor Substituted. Upon any consolidation or merger by the Company with or into any other Person or any sale, lease or other transfer in one transaction or a series of related transactions of the consolidated assets of the Company and its Subsidiaries, substantially as an entirety, to any Person, in accordance with Section 6.01 hereof, the successor Person formed by such consolidation or into which the Company is merged or to which such sale, lease or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease to another Person, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                   ARTICLE 7
                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

      Section 7.01. Without Consent of Holders of Securities. Without the consent of any Holders of Securities, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may amend this Indenture and the Securities to:

      (a) add to the covenants of the Company for the benefit of the Holders of Securities;

      (b) add additional Put Repurchase Dates or Repurchase Dates on which Holders of the Securities may require the Company to repurchase their Securities;

      (c) authenticate and deliver additional Securities under this Indenture pursuant to Section 2.19 hereof;

      (d) surrender any right or power herein conferred upon the Company;

      (e) make provision with respect to the conversion rights of Holders of Securities pursuant to Section 12.11 hereof;

      (f) provide for the assumption of the Company's obligations to the Holders of Securities in the case of a merger, consolidation, sale, lease or other transfer pursuant to Article 6 hereof;

      (g) increase the Conversion Rate; provided, however, that such increase in the Conversion Rate shall not adversely affect the interest of the Holders of Securities (after taking into account tax and other consequences of such increase) in any material respect;

      (h) comply with the requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA;

      (i) make any changes or modifications to this Indenture necessary in connection with the registration of any Securities under the Securities Act, as contemplated in the Registration Rights Agreement; provided, however, that such action pursuant to this clause (i) does not adversely affect the interests of the Holders of Securities in any material respect;

      (j) cure any ambiguity, correct or supplement any defective provision herein; provided that such modification or amendment does not, in the good faith opinion of the Board of Directors and the Trustee, adversely affect the interests of the Holders of Securities in any material respect; provided further that any amendment made solely to conform the provisions of this Indenture to the "Description of Debentures" in the Offering Memorandum will not be deemed to adversely affect the interests of the Holders of the Securities; or

      (k) add or modify any other provisions with respect to matters or questions arising under this Indenture that the Company and the Trustee may deem necessary or desirable and that shall not be inconsistent with the provisions of this Indenture, provided, however, that such action pursuant to this clause (k) does not adversely affect the interests of the Holders of Securities in any material respect.

      Section 7.02. With Consent of Holders of Securities. Except as provided above in Section 7.01 or below in this Section 7.02, this Indenture or the Securities may be amended or supplemented, and noncompliance by the Company in any particular instance with any provision of this indenture or the Securities may be waived, in each case (i) with the written consent of the Holders of at least a majority in aggregate principal amount of the Outstanding Securities or
(ii) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of a majority in aggregate principal amount of the Outstanding Securities represented at such meeting.

      Without the written consent or the affirmative vote of each Holder of Securities affected, an amendment or waiver under this Section 7.02 may not:

      (a) change the Stated Maturity of the principal of, or any installment of interest (including Liquidated Damages, if any) on, any Security;

      (b) reduce the principal amount of or premium, if any, on any Security;

      (c) reduce the Interest Rate or amount of interest (including Liquidated Damages, if any) on any Security;

      (d) change the currency of payment of principal of, premium, if any, or interest (including Liquidated Damages, if any) on any Security;

      (e) impair the right of any Holder to institute suit for the enforcement of any payment on or with respect to, or the conversion of, any Security;

      (f) except as permitted by Section 12.11 hereof, impair or adversely affect the right to convert any Security as provided in Article 12 hereof;

      (g) adversely affect the Repurchase Right, Put Repurchase Right or the rights of Holders with respect to redemption as set forth in Article 10 hereof;

      (h) modify any of the provisions of this Section, Section 4.04 or Section 4.11, except to increase any percentage contained herein or therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby;

      (i) adversely modify, in any material respect, the subordination provisions of this Indenture; or

      (j) reduce the requirements of Section 8.04 hereof for quorum or voting, or reduce the percentage in aggregate principal amount of the Outstanding Securities the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver provided for in this Indenture.

      It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

      Section 7.03. Compliance with Trust Indenture Act. Every amendment to this Indenture or the Securities shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

      Section 7.04. Revocation of Consents and Effect of Consents or Votes. Until an amendment, supplement or waiver becomes effective, a written consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security; provided, however, that unless a record date shall have been established, any such Holder or subsequent Holder may revoke the consent as to its Security or portion of a Security if the Trustee receives written notice of revocation before the date the amendment, supplement or waiver becomes effective.

      An amendment, supplement or waiver becomes effective on receipt by the Trustee of written consents from or affirmative votes by, as the case may be, the Holders of the requisite percentage of aggregate principal amount of the Outstanding Securities, and thereafter shall bind every Holder of Securities; provided, however, if the amendment, supplement or waiver makes a change described in any of clauses (a) through (j) of Section 7.02 hereof, the amendment, supplement or waiver shall bind only each Holder of a Security that has consented to it or voted for it, as the case may be, and every subsequent Holder of a Security or portion of a Security that evidences the same indebtedness as the Security of the consenting or affirmatively voting, as the case may be, Holder.

      Section 7.05. Notation on or Exchange of Securities. If an amendment, supplement or waiver changes the terms of a Security:

      (a) the Trustee may require the Holder of a Security to deliver such Security to the Trustee, the Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder and the Trustee may place an appropriate notation on any Security thereafter authenticated; or

      (b) if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

      Failure to make the appropriate notation or issue a new Security shall not affect the validity and effect of such amendment, supplement or waiver.

      Section 7.06. Trustee to Sign Amendment, Etc. The Trustee shall sign any supplement or amendment authorized pursuant to this Article 7 if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If the supplement or amendment does adversely affect the rights, duties, liabilities or immunities of the Trustee, the Trustee may but need not sign it. In signing or refusing to sign such supplement or amendment, the Trustee shall be entitled to receive and shall be fully protected in relying upon an Officers' Certificate and an Opinion of Counsel as conclusive evidence that such amendment is authorized or permitted by this Indenture.


                                   ARTICLE 8
                        MEETING OF HOLDERS OF SECURITIES

      Section 8.01. Purposes for Which Meetings May Be Called. A meeting of Holders of Securities may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities.

      Notwithstanding anything contained in this Article 8, the Trustee may, during the pendency of a Default or an Event of Default, call a meeting of Holders of Securities in accordance with its standard practices.

      Section 8.02. Call Notice and Place of Meetings. The Trustee may at any time call a meeting of Holders of Securities for any purpose specified in
Section 8.01 hereof, to be held at such time and at such place in The City of New York. Notice of every meeting of Holders of Securities, setting forth the time and the place of such meeting, in general terms the action proposed to be taken at such meeting and the percentage of the principal amount of the Outstanding Securities that shall constitute a quorum at such meeting, shall be given, in the manner provided in Section 14.02 hereof, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

      (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities shall have requested the Trustee to call a meeting of the Holders of Securities for any purpose specified in Section 8.01 hereof, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities in the amount specified, as the case may be, may determine the time and the place in The City of New York for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph (a) of this Section.

      Section 8.03. Persons Entitled to Vote at Meetings. To be entitled to vote at any meeting of Holders of Securities, a Person shall be (a) a Holder of one or more Outstanding Securities on the Record Date pertaining to such meeting or
(b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities by such Holder or Holders on the Record Date pertaining to such meeting. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

      Section 8.04. Quorum; Action. The Persons entitled to vote a majority in principal amount of the Outstanding Securities shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 8.02(a) hereof, except that such notice need be given only once and not less than five days prior to the date on which the meeting is scheduled to be reconvened.

      At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters (except as limited by the second paragraph of Section 7.02 hereof) shall be effectively passed and decided if passed or decided by the Persons entitled to vote not less than a majority in principal amount of Outstanding Securities represented and voting at such meeting.

      Any resolution passed or decisions taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities, whether or not present or represented at the meeting.

      Section 8.05. Determination of Voting Rights; Conduct and Adjournment of Meetings. (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

      (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman (which may be the Trustee) of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in
Section 8.02(b) hereof, in which case the Company or the Holders of Securities calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities represented at the meeting.

      (c) At any meeting, each Holder of a Security or proxy shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by it; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

      (d) Any meeting of Holders of Securities duly called pursuant to Section
8.02 hereof at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities represented at the meeting, and the meeting may be held as so adjourned without further notice.

      Section 8.06. Counting Votes and Recording Action of Meetings. The vote upon any resolution submitted to any meeting of Holders of Securities shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 8.02 hereof and, if applicable, Section
8.04 hereof. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.


                                   ARTICLE 9
                                   COVENANTS

      Section 9.01. Payment of Principal and Interest. The Company will duly and punctually pay the principal of and interest (including Liquidated Damages, if any) on the Securities in accordance with the terms of the Securities and this Indenture. The Company will deposit or cause to be deposited with the Trustee as directed by the Trustee, no later than the day of the Stated Maturity of any Security or installment of interest (including Liquidated Damages, if any), all payments so due.

      Section 9.02. Maintenance of Offices or Agencies. The Company hereby appoints the Trustee's Corporate Trust Office as its office where Securities may be:

                  (i) presented or surrendered for payment;

                  (ii) surrendered for registration of transfer or exchange;

                  (iii) surrendered for conversion;

and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served.

      The Company may at any time and from time to time vary or terminate the appointment of any such office or appoint any additional offices for any or all of such purposes; provided, however, that until all of the Securities have been delivered to the Trustee for cancellation, or moneys sufficient to pay the principal of and interest (including Liquidated Damages, if any) on the Securities have been made available for payment and either paid or returned to the Company pursuant to the provisions of Section 9.03 hereof, the Company will maintain in The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee, and notice to the Holders in accordance with
Section 14.02 hereof, of the appointment or termination of any such agents and of the location and any change in the location of any such office or agency.

      If at any time the Company shall fail to maintain any such required office or agency in The City of New York, or shall fail to furnish the Trustee with the address thereof, presentations and surrenders may be made at, and notices and demands may be served on, the Corporate Trust Office of the Trustee.

      Section 9.03. Corporate Existence. Subject to Article 6 hereof, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company determines that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

      Section 9.04. Reports. (a) The Company shall make available to the Trustee and the Holders within 15 days after it is required to file them with the SEC copies of the annual and quarterly reports and other information, documents and other reports deemed "filed" for the purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) that the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act; provided, however, that the Company shall not be required to deliver to the Trustee any materials for which the Company has sought and received confidential treatment by the SEC. The Company also shall comply with the other provisions of Section 314(a) of the TIA.

      (b) If at any time the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder of a Security, the Company will promptly furnish or cause to be furnished to such Holder or to a prospective purchaser of such Security designated by such Holder, as the case may be, the information, if any, required to be delivered by it pursuant to Rule 144A(d)(4) under the Securities Act to permit compliance with Rule 144A in connection with the resale of such Security; provided, however, that the Company shall not be required to furnish such information in connection with any request made on or after the date that is two years from the Issue Date.

      Section 9.05. Compliance Certificate. The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company beginning with the fiscal year ending on December 31, 2004, an Officers' Certificate stating whether or not the signer thereof has knowledge of any failure by the Company to comply with all conditions and covenants then required to be performed under this Indenture and, if so, specifying each such failure and the nature thereof. Within five Business Days of an Officer of the Company coming to have actual knowledge of a Default, regardless of the date, the Company shall deliver an Officers' Certificate to the Trustee specifying such Default and the nature and status thereof.

      Section 9.06. Registration Rights. The Company agrees that all Holders are entitled to the benefits of the Registration Rights Agreement. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of, premium, if any, or interest on, or in respect of, any Security, such mention shall be deemed to include mention of the payment of "Liquidated Damages" provided for in this Section to the extent that, in such context, Liquidated Damages are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of Liquidated Damages (if applicable) in any provisions hereof shall not be construed as excluding Liquidated Damages in those provisions hereof where such express mention is not made.

      In no event will Liquidated Damages on the Securities due to a Registration Default accrue at a rate per year exceeding 0.50%. Liquidated Damages will be computed on the basis of a 360-day year composed of twelve 30-day months. If a Holder elects to convert some or all of its Securities into Common Stock during a Registration Default, the Conversion Rate will increase by 3% as set forth in Section 12.01. The right of a Holder to Liquidated Damages or increase in the Conversion Rate, as the case may be, shall be the sole remedy of the Holder in the event of a Registration Default.

      If a Security, or the shares of Common Stock issuable upon conversion of a Security, constitutes Registrable Securities (which is defined herein as defined in the Registration Rights Agreement), and the Holder thereof elects to sell such Registrable Securities pursuant to the Shelf Registration Statement (which is defined herein as defined in the Registration Rights Agreement) then, by its acceptance thereof, the Holder of such Registrable Securities will have agreed to be bound by the terms of the Registration Rights Agreement relating to the Registrable Securities that are subject of such election.

      If Liquidated Damages are payable by the Company pursuant to the Registration Rights Agreement, the Company shall deliver to the Trustee an Officers' Certificate to that effect stating (i) the amount of such Liquidated Damages that are payable, (ii) the reason why such Liquidated Damages are payable and (iii) the date on which such damages are payable. Unless and until a Responsible Officer of the Trustee receives such an Officers' Certificate, the Trustee may assume without inquiry that no Liquidated Damages are payable. If the Company has paid Liquidated Damages directly to the persons entitled to such amounts, the Company shall deliver to the Trustee a certificate setting forth the particulars of such payment.


                                   ARTICLE 10
                            REDEMPTION OF SECURITIES

      Section 10.01. Redemption of Securities. The Securities are not redeemable prior to January 15, 2008. On and after January 15, 2008, but before January 15, 2012, the Securities may be redeemed at the option of the Company, in whole or in part, upon notice as set forth in Section 10.04, at a redemption price equal to 100% of the principal amount of the Securities (the "REDEMPTION PRICE"), plus any accrued and unpaid interest (including Liquidated Damages, if any) to, but excluding, the Redemption Date if the Last Reported Sale Price of the Company's Common Stock has exceeded 140% of the Conversion Price for at least 20 Trading Days in any consecutive 30 Trading Day period ending on the Trading Day prior to the date of mailing of the notice of redemption (it being understood for purposes of this section that the Conversion Price in effect at the close of business on each of the 30 consecutive Trading Days should be used). In addition, on and after January 20, 2012, the Company may, at its option, redeem the Securities in whole at any time or in part from time to time, on any date prior to Maturity, upon notice as set forth in Section 10.04, at the Redemption Price, plus any accrued and unpaid interest (including Liquidated Damages, if any) to, but excluding, the Redemption Date, without regard to the Last Reported Sale Price of the Common Stock.

      Section 10.02. Notice to Trustee. If the Company elects to redeem Securities pursuant to the redemption provisions of Section 10.01 hereof, it shall notify the Trustee at least 30 days but not more than 60 days prior to the Redemption Date of such intended Redemption Date, the principal amount of Securities to be redeemed and the CUSIP numbers of the Securities to be redeemed.

      Section 10.03. Selection of Securities to be Redeemed. If fewer than all the Securities are to be redeemed, the Trustee shall select the particular Securities to be redeemed from the Outstanding Securities on a pro rata basis or by lot or in accordance with any other method the Trustee considers fair and appropriate. Securities and portions thereof that the Trustee selects shall be in amounts equal to the minimum authorized denominations for Securities to be redeemed or any whole multiple thereof.

      If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed to be the portion selected for redemption (provided, however, that the Holder of such Security so converted and deemed redeemed shall not be entitled to any additional interest payment as a result of such deemed redemption than such Holder would have otherwise been entitled to receive upon conversion of such Security). Securities that have been converted during a selection of Securities to be redeemed may be treated by the Trustee as Outstanding for the purpose of such selection.

      The Trustee shall promptly notify the Company and the Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

      For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities that has been or is to be redeemed.

      Section 10.04. Notice of Redemption. Notice of redemption shall be given in the manner provided in Section 14.02 hereof to the Holders of Securities to be redeemed. Such notice shall be given not less than 30 nor more than 60 days prior to the Redemption Date.

      All notices of redemption shall state:

            (1) the Redemption Date;

            (2) the Redemption Price, including any accrued and unpaid interest (including Liquidated Damages, if any) to, but excluding, the Redemption Date, if any;

            (3) if fewer than all the Outstanding Securities are to be redeemed, the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities that will be Outstanding after such partial redemption;

            (4) that on the Redemption Date the Redemption Price and any accrued and unpaid interest (including Liquidated Damages, if any) to, but excluding, the Redemption Date, if any, will become due and payable upon each such Security to be redeemed, and that interest thereon (including Liquidated Damages, if any) shall cease to accrue on and after such date;

            (5) the Conversion Price, the date on which the right to convert the principal of the Securities to be redeemed will terminate and the places where such Securities may be surrendered for conversion;

            (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price and any accrued and unpaid interest; and

            (7) the CUSIP number of the Securities.

      The notice given shall specify the last date on which exchanges or transfers of Securities may be made pursuant to Section 2.07 hereof, and shall specify the serial numbers of Securities and the portions thereof called for redemption.

      Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request given at least 45 days prior to the Redemption Date, by the Trustee in the name of and at the expense of the Company.

      Section 10.05. Effect of Notice of Redemption. Notice of redemption having been given as provided in Section 10.04 hereof, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and any accrued and unpaid interest (including Liquidated Damages, if any)) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with such notice, such Security shall be paid by the Company at the Redemption Price plus any accrued and unpaid interest (including Liquidated Damages, if any); provided, however, that the installments of interest on Securities whose Stated Maturity is prior to or on the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to their terms and the provisions of
Section 2.01 hereof.

      If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the Interest Rate.

      Section 10.06. Deposit of Redemption Price. Prior to or on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent an amount of money sufficient to pay the Redemption Price of all the Securities to be redeemed on that Redemption Date, other than any Securities called for redemption on that date that have been converted prior to the date of such deposit, and any accrued and unpaid interest (including Liquidated Damages, if any) on such Securities.

      If any Security called for redemption is converted, any money deposited with the Trustee or with a Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the fourth to last paragraph of Section 2.01 hereof) be paid to the Company upon request of the Company or, if then held by the Company, shall be discharged from such trust.

      Section 10.07. Securities Redeemed in Part. Any Security that is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 9.02 hereof (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or the Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

      Section 10.08. Conversion Arrangement On Call For Redemption. In connection with any redemption of Securities, the Company may arrange for the purchase and conversion of any Securities called for redemption by an agreement with one or more investment banks or other purchasers to purchase such Securities by paying to the Trustee in trust for the Holders of the Securities, on or prior to 10:00 a.m. New York City time on the Redemption Date, an amount that, together with any amounts deposited with the Trustee by the Company for the redemption of such Securities, is not less than the Redemption Price of, and any accrued and unpaid interest (including Liquidated Damages, if any) with respect to, such Securities. Notwithstanding anything to the contrary contained in this Article 10, the obligation of the Company to pay the Redemption Price of such Securities shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, any Securities not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the Business Day prior to the Redemption Date, subject to payment of the above amount as aforesaid. The Trustee shall hold and pay to the Holders whose Securities are selected for redemption any such amount paid to it for purchase and conversion in the same manner as it would moneys deposited with it by the Company for the redemption of Securities. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Company and such purchasers, including the costs and expenses incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.


                                   ARTICLE 11
                            REPURCHASE OF SECURITIES

      Section 11.01. Repurchase Right Upon Fundamental Change. General. In the event that a Fundamental Change shall occur at any time prior to Maturity of the Securities, each Holder shall have the right (the "REPURCHASE RIGHT"), at the Holder's option to require the Company to repurchase, and upon the exercise of such right in accordance with this Section 11.01 hereof the Company shall repurchase, all of such Holder's Securities not theretofore called for redemption, or any portion of the principal amount thereof that is equal to $1,000 or any whole multiple thereof (provided, however, that no single Security may be repurchased in part unless the portion of the principal amount of such Security to be Outstanding after such repurchase is equal to $1,000 or whole multiples thereof), on the date (the "REPURCHASE DATE") that is not less than 20 nor more than 35 Business Days after the date of the Company Notice at a repurchase price equal to 100% of the principal amount of the Securities to be repurchased, plus any accrued and unpaid interest (including Liquidated Damages, if any) to, but excluding, the Repurchase Date (the "REPURCHASE PRICE"); provided, however, that if the Repurchase Date falls after a Record Date and on or prior to the corresponding Interest Payment Date, the Company shall pay the full amount of any accrued and unpaid interest (including Liquated Damages, if any) payable on such Interest Payment Date to the Holder of record at the close of business on the corresponding Record Date; provided, further, that installments of interest on Securities whose Stated Maturity is prior to or on the Repurchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to their terms and the provisions of Section 2.01 hereof.

      (b) Company Notice. On or prior to the 15th day after the occurrence of a Fundamental Change, the Company, or, at the written request and expense of the Company, on or prior to the 15th day after such occurrence, the Trustee, shall give to all Holders of Securities notice, in the manner provided in Section
14.02 hereof, of the occurrence of the Fundamental Change and of the Repurchase Right set forth herein arising as a result thereof (the "COMPANY NOTICE"). The Company shall also deliver a copy of such notice of a Repurchase Right to the Trustee. Each notice of a Repurchase Right shall state:

            (i) the Repurchase Date;

            (ii) the date by which the Repurchase Right must be exercised;

            (iii) the Repurchase Price;

            (iv) a description of the procedure that a Holder must follow to exercise a Repurchase Right, and the place or places where such Securities are to be surrendered for payment of the Repurchase Price;

            (v) that on the Repurchase Date the Repurchase Price will become due and payable upon each such Security designated by the Holder to be repurchased, and that interest thereon shall cease to accrue on and after said date;

            (vi) the Conversion Rate then in effect, the date on which the right to convert the principal amount of the Securities to be repurchased will terminate and the place where such Securities may be surrendered for conversion; and

            (vii) the place or places where such Securities, together with the Notice of Exercise of Repurchase Right certificate included in Exhibit A annexed hereto are to be delivered for payment of the Repurchase Price.

      No failure of the Company to give the foregoing notices or defect therein shall limit any Holder's right to exercise a Repurchase Right or affect the validity of the proceedings for the repurchase of Securities.

      (c) Conditions to the Company's Obligation to Repurchase. To exercise a Repurchase Right, a Holder shall deliver to the Trustee on or prior to the Repurchase Date written notice ("FUNDAMENTAL CHANGE REPURCHASE NOTICE") of the Holder's exercise of such right in the form of the Notice of Exercise of Repurchase Right certificate included in Exhibit A annexed hereto, which notice shall set forth:

            (i) the name of the Holder, the principal amount of the Securities to be repurchased (and, if any Security is to be repurchased in part, the serial number thereof, the portion of the principal amount thereof to be repurchased) and a statement that an election to exercise the Repurchase Right is being made thereby, and

            (ii) the applicable Depository procedures or, in the case of Physical Securities, the certificate number(s) of the Holder's Securities with respect to which the Repurchase Right is being exercised.

      (d) Withdrawal of Fundamental Change Repurchase Notice. A Holder may withdraw any Fundamental Change Repurchase Notice in whole or in part by a written notice of withdrawal delivered to the Paying Agent prior to the close of business on the Repurchase Date. The notice of withdrawal must state:

            (i) the principal amount of the withdrawn Securities;

            (ii) the applicable Depositary procedures or, with respect to Physical Securities, the certificate number(s) of the withdrawn Securities; and

            (iii) the principal amount of Securities, if any, that remains subject to the Fundamental Change Repurchase Notice.

      The Paying Agent shall promptly notify the Company of the receipt by it of any Fundamental Change Repurchase Notice or written notice of withdrawal thereof.

      (e) Payment of Repurchase Price by the Company; Effect on Holders of Repurchased Securities. Payment of the Repurchase Price for a Security for which a Fundamental Change Repurchase Notice has been delivered and not withdrawn is conditioned upon book-entry transfer or delivery of the Security, together with necessary endorsements, to the Paying Agent at its Corporate Trust Office, or any other office of the Paying Agent, at any time after delivery of the Fundamental Change Repurchase Notice. The Company shall pay the Repurchase Price for the Security promptly following the later of the Repurchase Date and the time of book-entry transfer or delivery of the Security. If the Paying Agent holds money or securities sufficient to pay the Repurchase Price on the relevant Repurchase Date, then, immediately following the Repurchase Date:

            (i) the repurchased Securities will cease to be Outstanding and interest will cease to accrue, and

            (ii) all other rights of the Holders of such repurchased Securities will terminate (other than the right to receive the Repurchase Price upon delivery or transfer of such repurchased Securities), in each case, whether or not book-entry transfer of the repurchased
Securities is made or whether or not the repurchased Securities are delivered to the Paying Agent.

      (f) If any Security (or portion thereof) surrendered for repurchase shall not be so paid on the Repurchase Date, the principal amount of such Security (or portion thereof, as the case may be) shall, until paid, bear interest to the extent permitted by applicable law from the Repurchase Date at the Interest Rate, and each Security shall remain convertible into Common Stock until the principal of such Security (or portion thereof, as the case may be) shall have been paid or duly provided for.

      (g) Any Security that is to be repurchased only in part shall be surrendered to the Trustee (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the unpurchased portion of the principal of the Security so surrendered.

      (h) All Securities delivered for repurchase shall be delivered to the Trustee to be canceled at the direction of the Trustee, which shall dispose of the same as provided in Section 2.15 hereof.

      (i) In connection with any repurchase of the Securities pursuant to this
Section 11.01, the Company will comply with Rule 13e-4 under the Exchange Act to the extent applicable at that time.

      (j) Whenever in this Indenture (including Sections 2.02, 4.01(a) and 4.07 hereof) or Exhibit A annexed hereto there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect to such Security to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Indenture shall not be construed as excluding the Repurchase Price in those provisions of this Indenture when such express mention is not made.

      Section 11.02. Repurchase of Securities by the Company at Option of the Holder. General. Each Holder shall have the right (the "PUT REPURCHASE RIGHT") to require the Company to repurchase all or a portion of its Securities on January 15, 2012, January 15, 2015 and January 15, 2020 (or, if any such date is not a Business Day, on the immediately succeeding Business Day) (each, a "PUT REPURCHASE DATE"), at 100% of the principal amount of the Securities to be so repurchased, plus any accrued and unpaid interest (including Liquidated Damages, if any) to, but excluding, such Put Repurchase Date (the "PUT REPURCHASE PRICE"); provided, however, that if the Put Repurchase Date falls after a Record Date and on or prior to the corresponding Interest Payment Date, the Company shall pay the full amount of any accrued and unpaid interest (including Liquated Damages, if any) payable on such Interest Payment Date to the Holder of record at the close of business on the corresponding Record Date; Securities shall be repurchased only in integral multiples of $1,000 of principal amount (provided, however, that no single Security may be repurchased in part unless the portion of the principal amount of such Security to be Outstanding after such repurchase is equal to $1,000 or whole multiples thereof).

      (b) Company Notice. On or before the twenty-third (23rd) Business Day prior to each Put Repurchase Date, the Company shall provide to the Trustee, the Paying Agent and to all Holders at their respective addresses as shown on the Register, and to Beneficial Owners of the Securities where required by applicable law, a notice stating, among other things:

            (i) the name and address of the Trustee, the Paying Agent and the Conversion Agent; and

            (ii) the procedures that Holders must follow to require the Company to repurchase their Securities.

      Simultaneously with providing such notice, the Company shall publish a notice containing this information in a newspaper of general circulation in The City of New York or publish the information on the Company's website or through such other public medium as the Company may use at that time.

      (c) Conditions to the Company's Obligation to Repurchase. The Company will be required to repurchase only Securities with respect to which each of the following conditions has been satisfied:

            (i) delivery to the Paying Agent by the Holder of a written notice of repurchase (a "PUT REPURCHASE NOTICE") during the period beginning at any time from the opening of business on the date that is twenty-three
      (23) Business Days prior to the relevant Put Repurchase Date until the close of business on the third (3rd) Business Day prior to such Put Repurchase Date stating:

                  (A) the applicable Depositary procedures or, in the case of
            Physical Securities, the certificate number(s) of the Holder's Securities to be delivered for repurchase;

                  (B) the portion of the principal amount of Securities to be repurchased, in whole multiples of $l,000; and

                  (C) that the Securities are to be repurchased by the Company pursuant to paragraph 6(b) of the Securities and this Section 11.02; and

            (ii) delivery of such Securities to the Trustee or Paying Agent prior to, on or after the Put Repurchase Date (together with all necessary endorsements).

      (d) Withdrawal of Put Repurchase Notice. A Holder may withdraw any Put Repurchase Notice in whole or in part by a written notice of withdrawal delivered to the Trustee or the Paying Agent prior to the close of business on the third (3rd) Business Day prior to the applicable Put Repurchase Date. The notice of withdrawal must state:

            (i) the principal amount of the withdrawn Securities;

            (ii) the applicable Depositary procedures or, with respect to Physical Securities, the certificate number(s) of the withdrawn Securities; and

            (iii) the principal amount of Securities, if any, that remains subject to the Put Repurchase Notice.

      The Trustee or Paying Agent shall promptly notify the Company of the receipt by it of any Put Repurchase Notice or written notice of withdrawal thereof.

      The Put Repurchase Price shall be so paid pursuant to this Section 11.02 only if the Securities so delivered by the Holder conform in all respects to the description thereof in the related Put Repurchase Notice, as determined by the Company in its sole discretion.

      (e) Payment of Put Repurchase Price by the Company; Effect on Holders of Repurchased Securities. Payment of the Put Repurchase Price for a Security for which a Put Repurchase Notice has been delivered and not withdrawn is conditioned upon book-entry transfer or delivery of the Security, together with necessary endorsements, to the Paying Agent at its Corporate Trust Office, or any other office of the Paying Agent, at any time after delivery of the Put Repurchase Notice. The Company shall pay the Put Repurchase Price to the Paying Agent promptly following the later of the relevant Put Repurchase Date or the time of book-entry transfer or delivery of the repurchased Securities. If either the Trustee or the Paying Agent holds money or securities sufficient to pay the Put Repurchase Price on the Business Day immediately following the Put Repurchase Date, then immediately after the Put Repurchase Date:

            (i) the repurchased Securities will cease to be Outstanding and interest will cease to accrue, and

            (ii) all other rights of the Holders of such repurchased Securities will terminate (other than the right to receive the Put Repurchase Price upon delivery or transfer of such repurchased Securities), in each case, whether or not book-entry transfer of the repurchased Securities is made or whether or not the repurchased Securities are delivered to the Paying Agent.

      (f) If any Security (or portion thereof) surrendered for repurchase shall not be so paid on the Put Repurchase Date, the principal amount of such Security (or portion thereof, as the case may be) shall, until paid, bear interest to the extent permitted by applicable law from the Put Repurchase Date at the Interest Rate, and each Security shall remain convertible into Common Stock until the principal of such Security (or portion thereof, as the case may be) shall have been paid or duly provided for.

      (g) Any Security that is to be repurchased only in part shall be surrendered to the Trustee (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the unpurchased portion of the principal of the Security so surrendered.

      (h) All Securities delivered for repurchase shall be delivered to the Trustee to be canceled at the direction of the Trustee, which shall dispose of the same as provided in Section 2.15 hereof.

      (i) In connection with any repurchase of the Securities pursuant to this
Section 11.02, the Company will comply with Rule 13e-4 under the Exchange Act to the extent applicable at that time.

      (j) No Securities may be repurchased by the Company pursuant to this
Section 11.02 if the principal amount of the Securities has been accelerated, and such acceleration has not been rescinded, on or prior to the relevant Put Repurchase Date.

      (k) Whenever in this Indenture (including Sections 2.02, 4.01(a) and 4.07 hereof) or Exhibit A annexed hereto there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Put Repurchase Price payable in respect to such Security to the extent that such Put Repurchase Price is, was or would be so payable at such time, and express mention of the Put Repurchase Price in any provision of this Indenture shall not be construed as excluding the Put Repurchase Price in those provisions of this Indenture when such express mention is not made.

                                   ARTICLE 12
                            CONVERSION OF SECURITIES

      Section 12.01. Conversion Right and Conversion Rate. (i) Subject to compliance with the provisions of this Article, at the option of the Holder thereof, any Security or any portion of the principal amount thereof that is $1,000 or a multiple of $1,000 may be converted, at any time, at the principal amount thereof, or of such portion thereof, into the number of duly authorized, fully paid and nonassessable shares of Common Stock at the Conversion Rate in effect at the time of conversion. Such conversion right shall commence on the Issue Date and expire at the close of business on the Business Day immediately preceding Maturity or, if the Securities have been called for redemption, at the close of business on the Business Day immediately prior the Redemption Date.

            (ii) If a transaction described in clause (2) of the definition of Change of Control occurs on or prior to January 15, 2012, the Company shall give notice to the Trustee and all Holders at least 20 days prior to the anticipated Effective Date of such Change of Control. A Holder converting any Security pursuant to this Article 12, at anytime beginning on the date that is 15 days prior to the anticipated Effective Date of such Change of Control and ending on the date that is 15 days after the actual Effective Date, shall be entitled to receive, in addition to a number of shares of Common Stock equal to the Conversion Rate per $1,000 principal amount of Securities, an additional number of shares of Common Stock (the "ADDITIONAL SHARES") as set forth in this clause (a)(ii). If the Conversion Date for such Securities occurs on or after the 15th day prior to the anticipated Effective Date, the Additional Shares, or the value thereof, will be delivered to the converting Holders on the later of the Effective Date and the third Business Day following the Conversion Date.

            As set forth in Section 12.04, unless the Company elects to change the conversion obligation into Acquirer Common Stock, if a Holder tenders Securities for conversion after the Effective Date of such Change of Control transaction, the Securities will be converted into the kind and amount of shares of stock, securities or other property or assets (including cash or any combination thereof) that the Holders would have owned or been entitled to receive in such Change of Control transaction had such Securities been converted and the Holders had received Common Stock immediately prior to such transaction. If the Conversion Date is after the Effective Date and on or prior to the date that is 15 days after the Effective Date, the kind and amount of such shares of stock, securities or other property will be based on the Conversion Rate plus the Additional Shares.

            The number of Additional Shares shall be determined by reference to the table attached as Schedule A hereto, based on the Effective Date and the Stock Price; provided that if the Stock Price is equal to or in excess of $150 per share (subject in each case to adjustment as described below) or if the Stock Price is less than $17.50 per share (subject to adjustment), the number of Additional Shares shall be zero; provided that if the Stock Price is between two Stock Price amounts in the table or the Conversion Date is between two dates in the table, the number of Additional Shares shall be determined by a straight-line interpolation between the number of Additional Shares set forth for the higher and lower Stock Price amounts and the two dates, as applicable, based on a 365-day year.

            The Stock Prices set forth in the first row of the table in Schedule A hereto and set forth in the proviso in the first sentence of the preceding paragraph shall be adjusted as of any date on which the Conversion Rate of the Securities is adjusted. The adjusted Stock Prices shall equal the Stock Prices applicable immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the Conversion Rate immediately prior to the adjustment giving rise to the Stock Price adjustment and the denominator of which is the Conversion Rate as so adjusted. The Company's obligation to deliver Additional Shares shall be subject to adjustment in the same manner as the Conversion Rate as set forth Section 12.04 and Section 12.11.

            Notwithstanding the foregoing, in no event will the total number of shares of Common Stock issuable upon conversion exceed 53.5000 per $1,000 principal amount of Securities, subject to adjustments in the same manner as the Conversion Rate as set forth in Section 12.04 and Section 12.11.

            Promptly following the Effective Date, the Company shall calculate the Stock Price and the number of Additional Shares based on the applicable Stock Price and Effective Date. No less than three Business Days following the Effective Date, the Company shall notify the Trustee of the results of such calculations and notify the Holders of the Stock Price, the number of Additional Shares per $1,000 principal amount of Securities. The Company shall issue a press release containing the information described in this paragraph and publish such information on its website.

      (b) In case a Security or portion thereof is called for redemption, such conversion right in respect of the Security or the portion so called, shall expire at the close of business on the Business Day immediately preceding the Redemption Date, unless the Company defaults in making the payment due upon redemption. If a Holder exercises its Repurchase Right or Put Repurchase Right with respect to a Security or portion thereof, such conversion right in respect of the Security or portion thereof shall expire at the close of business on the Business Day preceding the Repurchase Date or Put Repurchase Date, as applicable.

      (c) Each $1,000 principal amount of the Securities shall be convertible into 43.9560 shares of Common Stock (herein called the "CONVERSION RATE"), subject to adjustment in certain instances as provided in paragraphs (a), (b),
(c), (d), (e) and (f) of Section 12.04 hereof; provided that if, at any time a Holder tenders Securities for conversion, there exists a Registration Default, the Conversion Rate shall be increased by 3% for such Securities converted.

      (d) Notwithstanding the foregoing, and in lieu of increasing the Conversion Rate by the Additional Shares as set forth above, in the case of a Public Acquirer Change of Control, the Company may elect that, from and after the Effective Date of such Public Acquirer Change of Control, the right to convert a Security will be changed into a right to convert a Security into a number of shares of Acquirer Common Stock. Upon such election (which shall be no later than the 15th day prior to the anticipated Effective Date of such Public Acquirer Change of Control), the Conversion Rate following the Effective Date of such transaction will be a number of shares of Acquirer Common Stock equal to the product of:

      (i) the Conversion Rate in effect immediately prior to the Effective Date of such Change of Control, multiplied by

      (ii) the average of the quotients obtained, for each Trading Day in the 10 consecutive Trading Day period commencing on the Trading Day next succeeding the Effective Date of such Public Acquirer Change of Control (the "VALUATION PERIOD"), of:

            (1) the Acquisition Value of the Common Stock on each such Trading Day in the Valuation Period, divided by

            (2) the Last Reported Sale Price of the Acquirer Common Stock on each such Trading Day in the Valuation Period.

      After the adjustment of the Conversion Rate in connection with a Public Acquirer Change of Control, the Conversion Rate will be subject to further similar adjustments in the event that any of the events described above occur thereafter and will also be subject to adjustment pursuant to Section 12.04 and
Section 12.11. The Company shall notify Holders of any such election pursuant to this clause (d) by publishing a notice in a newspaper of general circulation in the City of New York or publishing a notice on the Company's website or such other public medium as the Company may use from time to time.

      Section 12.02. Exercise of Conversion Right. To exercise the conversion right, the Holder of any Security to be converted shall surrender such Security duly endorsed or assigned to the Company or in blank, at the office of any Conversion Agent, accompanied by a duly signed conversion notice substantially in the form attached to the Security to the Company stating that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. The date a Holder complies with these requirements for any Securities shall be the "CONVERSION DATE" with respect to such Securities.

      Securities shall be deemed to have been converted immediately prior to the close of business on the Conversion Date, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. Except as provided above in this Section 12.02, no adjustment shall be made for interest and Liquidated Damages, if any, accrued on any Security converted or for dividends on any shares issued upon the conversion of such Security as provided in this Article 12. As promptly as practicable on or after the conversion date, but in no event later than the fifth Business Day thereafter, the Company shall cause to be issued and delivered to such Conversion Agent a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share as provided in Section 12.03 hereof.

      In the case of any Security that is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Securities.

      If shares of Common Stock to be issued upon conversion of a Restricted Security, or Securities to be issued upon conversion of a Restricted Security in part only, are to be registered in a name other than that of the Holder of such Restricted Security, such Holder must deliver to the Conversion Agent a certificate in substantially the form set forth in the form of Security set forth in Exhibit A annexed hereto, dated the date of surrender of such Restricted Security and signed by such Holder, as to compliance with the restrictions on transfer applicable to such Restricted Security. Neither the Trustee nor any Conversion Agent, Registrar or Transfer Agent shall be required to register in a name other than that of the Holder shares of Common Stock or Securities issued upon conversion of any such Restricted Security not so accompanied by a properly completed certificate.

      The Company hereby initially appoints the Trustee as the Conversion Agent.

      Delivery to the Holder of Securities of the full number of shares of Common Stock into which the Securities are convertible pursuant to the terms of this Article 12 shall be deemed to satisfy the Company's obligation with respect to such Securities. Accordingly, any accrued but unpaid interest shall be deemed to be paid in full upon conversion, rather than cancelled, extinguished or forfeited.

      Section 12.03. Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of any Security or Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares that shall be issued upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock that would otherwise be issued upon conversion of any Security or Securities (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction (calculated to the nearest one-100th of a share) in an amount equal to the same fraction of the Last Reported Sale Price of the Common Stock as of the Trading Day preceding the date of conversion.

      Section 12.04. Adjustment of Conversion Rate. The Conversion Rate shall be subject to adjustments, calculated by the Company, from time to time as follows:

      (a) In case the Company shall pay or make a dividend or other distribution in shares of Common Stock, subdivide outstanding shares of Common Stock into a greater number of shares of Common Stock or combine the outstanding shares of Common Stock into a lesser number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the Record Date fixed for the determination of stockholders entitled to receive such dividend or other distribution, or the Record Date for such subdivision or combination, as the case may be, shall be adjusted based on the following formula:

                                                  1
                                  1             OS
                                CR  =  CR    x -----
                                         0      OS
                                                  0

         where,

              CR   =  the Conversion Rate in effect at the close of business
                0     on the Record Date

                1
              CR   =  the Conversion Rate in effect immediately after the
                      Record Date

              OS   =  the number of shares of Common Stock outstanding at the
                0     close of business on the Record Date

                1
              OS   =  the number of shares of Common Stock that would be
                      outstanding immediately after such event

      If, after any such Record Date, any dividend or distribution is not in fact paid or the outstanding shares of Common Stock are not subdivided or combined, as the case may be, the Conversion Rate shall be immediately readjusted, effective as of the date the Board of Directors determines not to pay such dividend or distribution, or subdivide or combine the outstanding shares of Common Stock, as the case may be, to the Conversion Rate that would have been in effect if such Record Date had not been fixed.

      (b) In case the Company shall issue rights or warrants to all holders of its outstanding shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock for a period expiring 45 days or less from the date of issuance of such rights or warrants at a price per share less than the Current Market Price of the Common Stock (as defined in (h)), on the business day immediately preceding the announcement of such issuance, the Conversion Rate in effect at the opening of business on the day following the Record Date shall be adjusted based on the following formula:

                                         OS
                           1               0 +  X
                         CR  =  CR    x ---------
                                  0      OS
                                           0 +  Y

         where,

              CR   =  the Conversion Rate in effect at the close of business
                0     on the Record Date

                1  =  the Conversion Rate in effect immediately after the
              CR      Record Date

              OS   =  the number of shares of Common Stock outstanding at the
                0     close of business on the Record Date

              X    =  the total number of shares of Common Stock issuable
                      pursuant to such rights

              Y    =  the number of shares of Common Stock equal to the
                      aggregate price payable to exercise such rights divided by the average of the Last Reported Sale Prices of the Common Stock for the ten consecutive Trading Days prior to the Business Day immediately preceding the announcement of the issuance of such rights

      If, after any such Record Date, any such rights or warrants are not in fact issued, or are not exercised prior to the expiration thereof, the Conversion Rate shall be immediately readjusted, effective as of the date such rights or warrants expire, or the date the Board of Directors determines not to issue such rights or warrants, to the Conversion Rate that would have been in effect if the unexercised rights or warrants had never been granted or such Record Date had not been fixed, as the case may be.

      (c) In case the Company shall pay a dividend or distribution consisting exclusively of cash to all holders of its Common Stock, the Conversion Rate in effect at the opening of business on the day following the Record Date for such dividend or distribution shall be adjusted based on the following formula:


                                        SP
                          1               0
                        CR  =  CR    x -----
                                 0      SP  - C
                                          0

         where,

              CR   =  the Conversion Rate in effect at the close of business
                0     on the Record Date

                1  =  the Conversion Rate in effect immediately after the
              CR      Record Date

              SP   =  the Current Market Price
                0

              C    =  the amount in cash per share distributed by the Company to holders of Common Stock

      In the event that C is greater than or equal to SP0, in lieu of the adjustment contemplated, Holders will be entitled to participate ratably in the cash distribution as though their Securities had been converted to shares of Common Stock on the applicable date of calculation for the amounts to be received by holders of Common Stock. If after any such Record Date, any such dividend or distribution is not in fact made, the Conversion Rate shall be immediately readjusted, effective as of the date of the Board of Directors determines not to make such dividend or distribution, to the Conversion Rate that would have been in effect if such Record Date had not been fixed

      (d) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of its capital stock (other than Common Stock) or evidences of its indebtedness or assets (including cash or securities, but excluding (i) any rights or warrants referred to in (b), (ii) any dividend or distribution paid exclusively in cash and the Conversion Rate in effect at the opening of business on the day following the Record Date for such dividend or distribution shall be adjusted based on the following formula:

                                         SP
                           1               0
                         CR  =  CR    x -----
                                  0      SP  - FMV
                                           0

         where,

              CR   =  the Conversion Rate in effect at the close of business
                0     on the Record Date

                1  =  the Conversion Rate in effect immediately after the
              CR      Record Date

              SP   =  the Current Market Price
                0

              FMV  =  the fair market value (as determined by the Board of
                      Directors) of the shares of capital stock, evidences of indebtedness, assets or property distributed with respect to each outstanding share of Common Stock on the Record Date for such distribution

      In the event that FMV is greater than or equal to SP0, in lieu of the adjustment contemplated, Holders will be entitled to participate ratably in the relevant distribution as though their Securities had been converted to shares of Common Stock on the applicable date of calculation for the amounts to be received by holders of Common Stock. If after any such Record Date, any such dividend or distribution is not in fact made, the Conversion Rate shall be immediately readjusted, effective as of the date of the Board of Directors determines not to make such dividend or distribution, to the Conversion Rate that would have been in effect if such Record Date had not been fixed.

      For purposes of this clause (d), in case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of Capital Stock of, or similar equity interests in, a Subsidiary or other business unit of the Company, the Conversion Rate shall be adjusted based on the following formula:


                                        FMV    MP
                           1               0 +   0
                         CR  =  CR    x ---------
                                  0         MP
                                              0

         where,

              CR   =  the Conversion Rate in effect at the close of business
                0     on the Record Date

                1  =  the Conversion Rate in effect immediately after the
              CR      Record Date

              FMV  =  the average of the sale prices of the Capital Stock or
                 0 similar equity interest distributed to holders of Common Stock applicable to one share of Common Stock over the 10 Trading Days commencing on and including the fifth Trading Day after the date on which "ex-distribution trading" commences for such dividend or distribution on the Nasdaq National Market or such other national or regional exchange or market on which the Common Stock is then listed or quoted

              MP   =  the average of the Last Reported Sale Prices of the
                0     Common Stock over the 10 Trading Days commencing on and
                      including the fifth Trading Day after the date on which "ex-distribution trading" commences for such dividend or distribution on the Nasdaq National Market or such other national or regional exchange or market on which the Common Stock is then listed or quoted

      Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("TRIGGER EVENT"):

      (i)   are deemed to be transferred with such shares of Common Stock,

      (ii)  are not exercisable, and

      (iii) are also issued in respect of future issuances of Common Stock shall be deemed not to have been distributed for purposes of this Section 12.04(d) (and no adjustment to the Conversion Rate under this Section 12.04(d) will be required) until the occurrence of the earliest Trigger Event. To the extent a Conversion Date occurs prior to any such Trigger Event, a Holder will receive, in addition to the Common Stock, such rights or warrants. If such right or warrant is subject to subsequent events, upon the occurrence of which such right or warrant shall become exercisable to purchase different securities, evidences of indebtedness or other assets or entitle the holder to purchase a different number or amount of the foregoing or to purchase any of the foregoing at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and record date with respect to a new right or warrant (and a termination or expiration of the existing right or warrant without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto, that resulted in an adjustment to the Conversion Rate under this Section 12.04(d):

            (1) in the case of any such rights or warrants that shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Rate shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption price or repurchase price received by a holder of Common Stock with respect to such rights or warrant (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and

            (2) in the case of such rights or warrants all of which shall have expired or been terminated without exercise, the Conversion Rate shall be readjusted as if such rights and warrants had never been issued.

      For purposes of this Section 12.04(d) and Section 12.04(a), Section 12.04(b) and Section 12.04(c), any dividend or distribution to which this
Section 12.04(d) is applicable that also includes shares of Common Stock, a subdivision or combination of Common Stock to which Section 12.04(b) applies, or rights or warrants to subscribe for or purchase shares of Common Stock to which
Section 12.04(c) applies (or any combination thereof), shall be deemed instead to be:

            (1) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants other than such shares of Common Stock, such subdivision or combination or such rights or warrants to which Section 12.04(a), Section 12.04(b) and Section 12.04(c) apply, respectively (and any Conversion Rate increase required by this Section 12.04(d) with respect to such dividend or distribution shall then be made), immediately followed by

            (2) a dividend or distribution of such shares of Common Stock, such subdivision or combination or such rights or warrants (and any further Conversion Rate increase required by Section 12.04(a), Section 12.04(b) and Section 12.04(c) with respect to such dividend or distribution shall then be made), except:

                  (A) the Record Date of such dividend or distribution shall be substituted as (x) "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution", "Record Date fixed for such determination" and "Record Date" within the meaning of Section 12.04(a), (y) "the day upon which such subdivision becomes effective" and "the day upon which such combination becomes effective" within the meaning of
            Section 12.04(b), and (z) "the Record Date fixed for the determination of stockholders entitled to receive such rights or warrants," such "Record Date," "the Record Date fixed for the determination of stockholders entitled to receive such rights or warrants" and "such dated fixed for the determination of stockholders entitled to receive such rights or warrants" within the meaning of Section 12.04(b), and

                  (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the Record Date fixed for such determination" within the meaning of Section 12.04(a) and any reduction or increase in the number of shares of Common Stock resulting from such subdivision or combination shall be disregarded in connection with such dividend or distribution.

      (e) In case the Company or any Subsidiary of the Company purchases all or any portion of the Common Stock pursuant to a tender offer or exchange offer by the Company or any Subsidiary of the Company for the Common Stock and the cash and value of any other consideration included in the payment per share of the Common Stock exceeds the Current Market Price per share on the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer (the "EXPIRATION DATE"), the Conversion Rate shall be will be adjusted based on the following formula:

                                                 1    1
                           1            FMV + (SP   OS )
                         CR  =  CR    x ---------------
                                  0         OS  x    1
                                              0    SP

         where,

              CR   =  the Conversion Rate in effect on the Expiration Date
                0

                1  =  the Conversion Rate in effect immediately after the
              CR      Expiration Date

              FMV  =  the fair market value (as determined by the Board of
                      Directors) of the aggregate value of all cash and any other consideration paid or payable for shares of Common Stock validly tendered or exchanged and not withdrawn as of the Expiration Date (the "PURCHASED SHARES")

                1  =  the number of shares of Common Stock outstanding
              OS      immediately after the Expiration Date less any Purchased
                      Shares

              OS   =  the number of shares of Common Stock outstanding
                0     immediately after the Expiration Date, including any
                      Purchased Shares

                1  =  the Last Reported Sale Price of the Common Stock on
              SP      the Trading Day next succeeding the Expiration Date

      Such increase (if any) shall become effective immediately prior to the opening of business on the day following the Expiration Date. In the event that the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made. If the application of this Section 12.04(e) to any tender or exchange offer would result in a decrease in the Conversion Rate, no adjustment shall be made for such tender or exchange offer under this Section 12.04(e).

      (f) In case of a tender or exchange offer made by a Person other than the Company or any Subsidiary for an amount that increases the offeror's ownership of Common Stock to more than twenty-five percent (25%) of the Common Stock outstanding and shall involve the payment by such Person of consideration per share of Common Stock having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors) that as of the last date (the "OFFER EXPIRATION DATE") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) exceeds the Last Reported Sale Price per share of the Common Stock on the Trading Day next succeeding the Offer Expiration Date, and in which, as of the Offer Expiration Date the Board of Directors is not recommending rejection of the offer, the Conversation Rate shall be adjusted based on the following formula:

                                                 1    1
                           1            FMV + (SP   OS )
                         CR  =  CR    x ---------------
                                  0         OS  x    1
                                              0    SP

         where,

              CR   =  the Conversion Rate in effect on the Offer Expiration Date
                0

                1  =  the Conversion Rate in effect immediately after the Offer
              CR      Expiration Date

              FMV  =  the fair market value (as determined by the Board of
                      Directors) of the aggregate consideration payable to holders of Common Stock based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Date (the shares deemed so accepted, up to any such maximum, being referred to as the "ACCEPTED PURCHASED SHARES")

                1  =  the number of shares of Common Stock outstanding
              OS immediately after the Offer Expiration Date less any Accepted Purchased Shares

              OS   =  the number of shares of Common Stock outstanding
                0     immediately after the Offer Expiration Date, including
                      any Accepted Purchased Shares

                1  =  the Last Reported Sale Price of the Common Stock on the
              SP      Trading Day next succeeding the Offer Expiration Date

      Such adjustment shall become effective immediately prior to the opening of business on the day following the Offer Expiration Date. In the event that such Person is obligated to purchase shares pursuant to any such tender or exchange offer, but such Person is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made. Notwithstanding the foregoing, the adjustment described in this Section 12.04(f) shall not be made if, as of the Offer Expiration Date, the offering documents with respect to such offer disclose a plan or intention to cause the Company to engage in any transaction described in Section 12.11.

      (g) For purposes of this Section 12.04, the following terms shall have the meanings indicated:

      (h) "CURRENT MARKET PRICE" of the Common Stock on any day means the average of the Last Reported Sale Price of the Common Stock for each of the 10 consecutive Trading Days ending on the earlier of the day in question and the day before the "ex-date" with respect to the issuance or distribution requiring such computation.

      For purposes of this paragraph, the term "ex" date, when used:

                  (A) with respect to any issuance or distribution, means the first date on which the shares of the Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such issuance or distribution;

                  (B) with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and

                  (C) with respect to any tender or exchange offer, means the first date on which the Common Stock trades regular way on such exchange or in such market after the Expiration Date or Offer Expiration Date of such offer.

      Notwithstanding the foregoing, whenever successive adjustments to the Conversion Rate are called for pursuant to this Section 12.04, such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this Section 12.04 and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

      (i) "FAIR MARKET VALUE" shall mean the amount that a willing buyer would pay a willing seller in an arm's length transaction.

      (j) "RECORD DATE" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

      (k) The Company may make such increases in the Conversion Rate, in addition to those required by Section 12.04(a), (b), (c), (d), (e) and (f), as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

      The Company may from time to time, to the extent permitted by law and subject to applicable rules of the Nasdaq National Market, increase the Conversion Rate of the Securities by any amount for any period of at least 20 days. In such event, the Company shall give at least 15 days notice of such increase. The Company may make such increases in the Conversion Rate, in addition to those set forth above, as the Board of Directors deems advisable to avoid or diminish any income tax to Holders of the Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

      (l) Except as otherwise provided in this Article 12, no adjustment need be made for the issuance of Common Stock or any securities convertible into or exchangeable for Common Stock or that carry the right to purchase any of the foregoing. All calculations under this Article 12 shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be. No adjustment need be made for a change in the par value or no par value of the Common Stock.

      (m) To the extent the Holders of Securities may participate on an as-converted basis equally with the holders of Common Stock in any event or occurrence, then Section 12.04 hereof shall not apply to such event on occurrence.

      (n) In any case in which this Section 12.04 provides that an adjustment shall become effective immediately after a Record Date for an event, the Company may defer until the occurrence of such event (i) issuing to the Holder of any Security converted after such Record Date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of any fraction pursuant to
Section 12.03 hereof.

      (o) For purposes of this Section 12.04, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

      Section 12.05. Notice of Adjustments of Conversion Rate. Whenever the Conversion Rate is adjusted as herein provided (other than in the case of an adjustment pursuant to the second paragraph of Section 12.04(i) for which the notice required by such paragraph has been provided), the Company shall promptly file with the Trustee and any Conversion Agent other than the Trustee an Officers' Certificate setting forth the adjusted Conversion Rate and showing in reasonable detail the facts upon which such adjustment is based. Unless and until a Responsible Officer of the Trustee receives an Officers' Certificate describing an adjustment of the Conversion Price, the Trustee may assume without inquiry that no such adjustment has been made. Promptly after delivery of such Officers' Certificate, the Company shall prepare a notice stating that the Conversion Rate has been adjusted and setting forth the adjusted Conversion Rate and the date on which each adjustment becomes effective, and shall mail such notice to each Holder at the address of such Holder as it appears in the Register within 20 days of the effective date of such adjustment. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

      Section 12.06. Notice Prior to Certain Actions. In case at any time after the date hereof:

            (1) the Company shall declare a dividend (or any other distribution) on its Common Stock payable otherwise than in cash out of its capital surplus or its consolidated retained earnings;

            (2) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class (or of securities convertible into shares of capital stock of any class) or of any other rights;

            (3) there shall occur any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, a change in par value, a change from par value to no par value or a change from no par value to par value), or any merger, consolidation, binding share exchange or combination to which the Company is a party and for which approval of any shareholders of the Company is required, or the sale, lease or other transfer in one transaction or a series of related transactions to another corporation of the consolidated assets of the Company and its Subsidiaries, substantially as an entirety; or

            (4) there shall occur the voluntary or involuntary dissolution, liquidation or winding up of the Company;

the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of securities pursuant to Section 9.02 hereof, and shall cause to be provided to the Trustee and all Holders in accordance with Section
14.02 hereof, at least 20 days (or 10 days in any case specified in clause (1) or (2) above) prior to the applicable record or effective date hereinafter specified, a notice stating:

            (A) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or

            (B) the date on which such reclassification, merger, consolidation, binding share exchange, combination, sale, lease, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, merger, consolidation, binding share exchange, sale, lease, transfer, dissolution, liquidation or winding up.

      Neither the failure to give such notice nor any defect therein shall affect the legality or validity of the proceedings or actions described in clauses (1) through (4) of this Section 12.06.

      Section 12.07. Company to Reserve Common Stock. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Securities, the full number of shares of fully paid and non-assessable Common Stock then issuable upon the conversion of all Outstanding Securities.

      Section 12.08. Tax on Conversions. Except as provided in the next sentence, the Company will pay any and all taxes (other than taxes on income) and duties that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. A Holder delivering a Security for conversion shall be liable for and will be required to pay any tax or duty that may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless the Person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.

      Section 12.09. Covenant as to Common Stock. The Company covenants that all shares of Common Stock that may be issued upon conversion of Securities will upon issue be fully paid and nonassessable and, except as provided in Section 12.08, the Company will pay all taxes, liens and charges with respect to the issue thereof.

      Section 12.10. Cancellation of Converted Securities. All Securities delivered for conversion shall be delivered to the Trustee to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in
Section 2.09.

      Section 12.11. Effect of Recapitalization, Reclassification, Consolidation, Merger or Sale. If any of following events occur, namely:

            (i) any recapitalization, reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination),

            (ii) any merger, consolidation, binding share exchange or combination of the Company with another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock or

            (iii) any sale, lease or other transfer of the consolidated assets of the Company and its Subsidiaries, substantially as an entirety, to any other corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, the Company or the successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the TIA as in force at the date of execution of such supplemental indenture if such supplemental indenture is then required to so comply) providing that each Security shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) that such Holder would have been entitled to receive upon such recapitalization, reclassification, change, merger, consolidation, binding share exchange, combination, sale, lease or other transfer had such Securities been converted into Common Stock immediately prior to such recapitalization, reclassification, change, merger, consolidation, binding share exchange, combination, sale, lease or other transfer assuming such holder of Common Stock did not exercise its rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such recapitalization, reclassification, change, merger, consolidation, binding share exchange, combination, sale, lease or other transfer (provided that, if the kind or amount of securities, cash or other property receivable upon such recapitalization, reclassification, change, merger, consolidation, binding share exchange, combination, sale, lease or other transfer is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("NON-ELECTING SHARE"), then for the purposes of this Section 12.11 the kind and amount of securities, cash or other property receivable upon such recapitalization, reclassification, change, merger, consolidation, binding share exchange, combination, sale, lease or other transfer for each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares). Such supplemental indenture shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article
12. If, in the case of any such recapitalization, reclassification, change, merger, consolidation, binding share exchange, combination, sale, lease or other transfer, the stock or other securities and assets receivable thereupon by a holder of shares of Common Stock includes shares of stock or other securities and assets of a corporation other than the successor or purchasing corporation, as the case may be, in such recapitalization, reclassification, change, merger, consolidation, binding share exchange, combination, sale, lease or other transfer, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of the Securities as the Board of Directors shall reasonably consider necessary by reason of the foregoing, including to the extent practicable the provisions providing for the Repurchase Rights and Put Repurchase Rights set forth in Article 11 hereof.

      The Company shall cause notice of the execution of such supplemental indenture to be mailed to each Holder, at the address of such Holder as it appears on the Register, within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

      The above provisions of this Section 12.11 shall similarly apply to successive recapitalizations, reclassifications, mergers, consolidations, binding share exchanges, combinations, sales, leases or other transfers.

      Section 12.12. Responsibility of Trustee for Conversion Provisions. The Trustee and any Conversion Agent shall not at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist that may require any adjustment of the Conversion Price, or with respect to the nature or intent of any such adjustments when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any Conversion Agent shall be accountable with respect to the validity or value (of the kind or amount) of any Common Stock, or of any other securities or property, that may at any time be issued or delivered upon the conversion of any Security; and it or they do not make any representation with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of stock or share certificates or other securities or property upon the surrender of any Security for the purpose of conversion; and the Trustee and any Conversion Agent shall not be responsible or liable for any failure of the Company to comply with any of the covenants of the Company contained in this Article.


                                   ARTICLE 13
                           SUBORDINATION OF DEBENTURES

      Section 13.01. Agreement of Subordination. The Company covenants and agrees, and each Holder of Securities issued hereunder by its acceptance thereof likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this Article 13, and each Person holding any Securities, whether upon original issue or upon registration of transfer, assignment or exchange thereof, accepts and agrees to be bound by such provisions.

      The payment of the principal of, premium, if any, and interest on all Securities (including, but not limited to, the Redemption Price, Repurchase Price or Put Repurchase Price with respect to the Securities subject to redemption or repurchase in accordance with Article 10 and Article 11 as provided in this Indenture) issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter incurred.

      No provision of this Article 13 shall prevent the occurrence of any default or Event of Default hereunder or have any effect on the rights of the Holders of the Debentures or the Trustee to accelerate the maturity of the Securities.

      Section 13.02. Payments to Holders of Securities. No payment shall be made with respect to the principal of, premium, if any, or interest on the Securities (including, but not limited to, the Redemption Price, Repurchase Price or Put Repurchase Price with respect to the Securities subject to redemption or repurchase in accordance with Article 10 and Article 11, as provided in this Indenture), except payments and distributions made by the Trustee as permitted by the first paragraph of Section 13.05, if:

            (i) a default in the payment of principal, premium, if any, interest, rent or other obligations in respect of Designated Senior Indebtedness occurs and is continuing (or, in the case of Designated Senior Indebtedness for which there is a period of grace, in the event of such a default that continues beyond the period of grace, if any, specified in the instrument or lease evidencing such Designated Senior Indebtedness) (a "PAYMENT DEFAULT"); or

            (ii) a default, other than a Payment Default, on any Designated Senior Indebtedness occurs and is continuing that then permits holders of such Designated Senior Indebtedness to accelerate its maturity (or in the case of any lease that is Designated Senior Indebtedness, a default occurs and is continuing that permits the lessor to either terminate the lease or require the Company to make an irrevocable offer to terminate the lease following an event of default thereunder) and the Trustee receives a notice of the default (a "PAYMENT BLOCKAGE NOTICE") from a holder of Designated Senior Indebtedness or a Representative of Designated Senior Indebtedness (a "NON-PAYMENT DEFAULT").

      If the Trustee receives any Payment Blockage Notice pursuant to clause
(ii) above, no subsequent Payment Blockage Notice shall be effective for purposes of this Section 13.02 unless and until at least 365 days shall have elapsed since the initial effectiveness of the immediately prior Payment Blockage Notice. No Non-Payment Default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice.

      The Company may and shall resume payments on any distributions in respect of the Securities (including, but not limited to, the Redemption Price, Repurchase Price or Put Repurchase Price with respect to the Securities to be redeemed or repurchased) upon the earlier of:

            (1) in the case of a Payment Default, the date upon which any such Payment Default is cured or waived or ceases to exist, or

            (2) in the case of a Non-Payment Default, the earlier of (a) the date upon which such Non-Payment Default is cured or waived or ceases to exist or (b) 179 days after the date on which the applicable Payment Blockage Notice is received by the Trustee if the maturity of such Designated Senior Indebtedness has not been accelerated (or in the case of any lease, 179 days after notice is received if the Company has not received notice that the lessor under such lease has exercised its right to terminate the lease or require the Company to make an irrevocable offer to terminate the lease following an event of default thereunder), unless this Article 13 otherwise prohibits the payment or distribution at the time of such payment or distribution.

      Upon any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full in cash or other payment satisfactory to the holders of such Senior Indebtedness before any payment is made on account of the principal of, premium, if any, or interest (including Liquidated Damages, if any) on the Securities, and upon any such dissolution or winding up or liquidation or reorganization of the Company or bankruptcy, insolvency, receivership or other similar proceeding, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders or the Trustee would be entitled, except for the provisions of this Article 13, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, or as otherwise required by law or a court order) or their Representative or Representatives, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full, in cash or other payment satisfactory to the holders of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution is made to the Holders or to the Trustee.

      For purposes of this Article 13, cash, property or securities shall not be deemed to include shares of Common Stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article 13 with respect to the Securities to the payment of all Senior Indebtedness which may at the time be outstanding; provided that (i) the Senior Indebtedness is assumed by the new corporation, if any, resulting from any reorganization or readjustment, and (ii) the rights of the holders of Senior Indebtedness (other than leases which are not assumed by the Company or the new corporation, as the case may be) are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another Person upon the terms and conditions provided for in Article 6 shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 13.02 if such other Person shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article 6.

      In the event of the acceleration of the Securities because of an Event of Default, no payment or distribution shall be made to the Trustee or any Holder in respect of the principal of, premium, if any, or interest on the Securities (including, but not limited to, the redemption price with respect to the Securities called for redemption in accordance with Section 10.01 or submitted for redemption in accordance with Section 11.01, as the case may be, as provided in this Indenture), except payments and distributions made by the Trustee as permitted by the first paragraph of Section 13.05, until all Senior Indebtedness has been paid in full in cash or other payment satisfactory to the holders of Senior Indebtedness or such acceleration is rescinded in accordance with the terms of this Indenture. If payment of the Securities is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Indebtedness of the acceleration.

      In the event that, notwithstanding the foregoing provisions, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (including, without limitation, by way of setoff or otherwise), prohibited by the foregoing provisions in this Section 13.02, shall be received by the Trustee or the Holders before all Senior Indebtedness is paid in full in cash or other payment satisfactory to the holders of such Senior Indebtedness, or provision is made for such payment thereof in accordance with its terms in cash or other payment satisfactory to the holders of such Senior Indebtedness, to the extent that the Trustee or any Holder has acquired notice, by whatever means, that all Senior Indebtedness has not been paid in full, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness or their Representative or Representatives, as their respective interests may appear, as calculated by the Company, for application to the payment of any Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in cash or other payment satisfactory to the holders of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

      Nothing in this Section 13.02 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 5.08. This Section 13.02 shall be subject to the further provisions of Section 13.05.

      Section 13.03. Subrogation. Subject to the payment in full of all Senior Indebtedness, the rights of the Holders shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article 13 (equally and ratably with the holders of all Indebtedness of the Company which by its express terms is subordinated to other Indebtedness of the Company to substantially the same extent as the Securities are subordinated and is entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal, premium, if any, and interest on the Securities shall be paid in full, and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders or the Trustee would be entitled except for the provisions of this Article 13, and no payment pursuant to the provisions of this Article 13, to or for the benefit of the holders of Senior Indebtedness by Holders or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness, and the Holders, be deemed to be a payment by the Company to or on account of the Senior Indebtedness, and no payments or distributions of cash, property or securities to or for the benefit of the Holders pursuant to the subrogation provisions of this Article 13, which would otherwise have been paid to the holders of Senior Indebtedness, shall be deemed to be a payment by the Company to or for the account of the Securities. It is understood that the provisions of this Article 13 are intended solely for the purposes of defining the relative rights of the Holders, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

      Nothing contained in this Article 13 or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Indebtedness, and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of, premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or, subject to Section 4.06 and
Section 4.07, the Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 13 of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

      Upon any payment or distribution of assets of the Company referred to in this Article 13, the Trustee and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such bankruptcy, dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Debentures, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon and all other facts pertinent thereto or to this Article 13.

      Section 13.04. Authorization to Effect Subordination. Each Holder of a Debenture by the Holder's acceptance thereof authorizes and directs the Trustee on the Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article 13 and appoints the Trustee to act as the Holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in Section 4.09 hereof at least thirty (30) days before the expiration of the time to file such claim, the holders of any Senior Indebtedness or their Representatives are hereby authorized to file an appropriate claim for and on behalf of the Holders.

      Section 13.05. Notice to Trustee. The Company shall give prompt written notice in the form of an Officers' Certificate to a Responsible Officer of the Trustee and to any Paying Agent of any fact known to the Company that would prohibit the making of any payment of monies to or by the Trustee or any Paying Agent in respect of the Securities pursuant to the provisions of this Article
13. Notwithstanding the provisions of this Article 13 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this
Article 13, unless and until a Responsible Officer of the Trustee shall have received written notice thereof at the Corporate Trust Office from the Company (in the form of an Officers' Certificate) or a Representative or a holder or holders of Senior Indebtedness, and before the receipt of any such written notice, the Trustee shall be entitled in all respects to assume that no such facts exist; provided, however, that if by the Business Day prior to the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the payment of the principal of, or premium, if any, or interest on any Security) the Trustee shall not have received, with respect to such monies, the notice provided for in this Section 13.05, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to apply monies received to the purpose for which they were received, and shall not be affected by any notice to the contrary that may be received by it on or after such prior date.

      The Trustee shall be entitled to rely on the delivery to it of a written notice by a Representative or a person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a Representative or a holder of Senior Indebtedness or a trustee on behalf of any such holder or holders. The Trustee shall not be required to make any payment or distribution to or on behalf of a holder of Senior Indebtedness pursuant to this Article 13 unless it has received satisfactory evidence as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 13.

      Section 13.06. Trustee's Relation to Senior Indebtedness. The Trustee, in its individual capacity, shall be entitled to all the rights set forth in this
Article 13 in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in Section
5.12 or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

      With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article 13, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and the Trustee shall not be liable to any holder of Senior Indebtedness (i) for any failure to make any payments or distributions to such holder or (ii) if it shall pay over or deliver money to Holders, the Company or any other Person in compliance with this Article 13.

      Section 13.07. No Impairment of Subordination. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with. Senior Indebtedness may be created, renewed or extended and holders of Senior Indebtedness may exercise any rights under any instrument creating or evidencing such Senior Indebtedness, including, without limitation, any waiver of default thereunder, without any notice to or consent from the Holders of the Securities or the Trustee. No compromise, alteration, amendment, modification, extension, renewal or other change of, or waiver, consent or other action in respect of, any liability or obligation under or in respect of the Senior Indebtedness or any terms or conditions of any instrument creating or evidencing such Senior Indebtedness shall in any way alter or affect any of the provisions of this
Article 13 or the subordination of the Securities provided thereby.

      Section 13.08. Certain Conversions Not Deemed Payment. For the purposes of this Article 13 only, (1) the issuance and delivery of Junior Securities upon conversion of Securities in accordance with Article 12 and (2) the payment, issuance or delivery of cash, property or securities upon conversion of a Security as a result of any transaction specified in Section 12.11 shall not be deemed to constitute a payment or distribution on account of the principal of, premium, if any, or interest on Securities or on account of the purchase or other acquisition of Securities. For the purposes of this Section 13.08, the term "JUNIOR SECURITIES" means (a) Common Stock of the Company or (b) securities of the Company that are subordinated in right of payment to all Senior Indebtedness that may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article 13. Nothing contained in this Article 13 or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors (other than holders of Senior Indebtedness) and the Security Holders, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article 12.

      Section 13.09. Article Applicable to Paying Agents. If at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "TRUSTEE" as used in this Article 13 shall (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article 13 in addition to or in place of the Trustee; provided, however, that the first paragraph of Section
13.05 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

      The Trustee shall not be responsible for the actions or inactions of any other Paying Agents (including the Company if acting as its own Paying Agent) and shall have no control of any funds held by such other Paying Agents.

      Section 13.10. Senior Indebtedness Entitled to Rely. The holders of Senior Indebtedness (including, without limitation, Designated Senior Indebtedness) shall have the right to rely upon this Article 13, and no amendment or modification of the provisions contained herein shall diminish the rights of such holders unless such holders shall have agreed in writing thereto.

                                   ARTICLE 14
                     OTHER PROVISIONS OF GENERAL APPLICATION

      Section 14.01. Trust Indenture Act Controls. This Indenture is subject to the provisions of the TIA that are required to be part of this Indenture, and shall, to the extent applicable, be governed by such provisions.

      Section 14.02. Notices. Any notice or communication to the Company or the Trustee is duly given if in writing and delivered in person or mailed by first-class mail to the address set forth below:

      (a)       if to the Company:

                DOV Pharmaceutical, Inc.
                Continental Plaza
                433 Hackensack Avenue
                Hackensack, New Jersey 07601
                Attention:  General Counsel

with a copy (which shall not constitute notice) to:

                Goodwin Procter LLP
                599 Lexington Avenue
                New York, NY 10022

                Attention:  Scott F. Duggan

      (b)       if to the Trustee:

                Wells Fargo Bank, National Association, as Trustee
                Attention: Corporate Trust Services Department
                Sixth & Marquette: N9303-120
                Minneapolis, MN 55479

                Attention:  DOV Pharmaceutical Administrator

      The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

      Any notice or communication to a Holder shall be mailed by first-class mail to his address shown on the Register kept by the Registrar. Failure to mail a notice or communication to a Holder or any defect in such notice or communication shall not affect its sufficiency with respect to other Holders.

      If a notice or communication is mailed or sent in the manner provided above within the time prescribed, it is duly given as of the date it is mailed, whether or not the addressee receives it, except that notice to the Trustee shall only be effective upon receipt thereof by the Trustee.

      If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee at the same time.

      Section 14.03. Communication by Holders with Other Holders. Holders may communicate pursuant to Section 312(b) of the TIA with other Holders with respect to their rights under the Securities or this Indenture. The Company, the Trustee, the Registrar and anyone else shall have the protection of Section 312(c) of the TIA.

      Section 14.04. Acts of Holders of Securities. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of Securities may be embodied in and evidenced by:

            (1) one or more instruments of substantially similar tenor signed by such Holders in person or by agent or proxy duly appointed in writing;

            (2) the record of Holders of Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities duly called and held in accordance with the provisions of Article 8; or

            (3) a combination of such instruments and any such record.

      Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders of Securities signing such instrument or instruments and so voting at such meeting. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 5.01 hereof) conclusive in favor of the Trustee and the Company if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 8.06 hereof.

      (b) The fact and date of the execution by any Person of any such instrument or writing may be provided in any manner that the Trustee reasonably deems sufficient.

      (c) The principal amount and serial numbers of Securities held by any Person, and the date of such Person holding the same, shall be proved by the Register.

      (d) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of the Holders of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

      (e) The Company may, but is not obligated to, fix a record date (which need not be within the time limits otherwise prescribed by Trust Indenture Act
Section 316(c)) for the purpose of determining the Holders entitled to act with respect to any amendment or waiver or in any other regard, except that during the continuance of an Event of Default, only the Trustee may set a record date as to notices of default, any declaration or acceleration or any other remedies or other consequences of the Event of Default. If a record date is fixed, those Persons that were Holders at such record date and only those Persons will be entitled to act, or to revoke any previous act, whether or not those Persons continue to be Holders after the record date. No act with respect to any amendment or waiver or in any other regard under this Indenture will be effective for more than 90 days after the record date for the taking of such action.

      Section 14.05. Certificate and Opinion as to Conditions Precedent. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless such officer knows, or in the exercise of reasonable care should know, that the Opinion of Counsel with respect to the matters upon which such certificate or opinion is based is erroneous. Any such Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or representations with respect to such matters are erroneous.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

      Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, except that in the case of any such application or request as to which the furnishing of such document is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate need be furnished.

      Section 14.06. Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

            (1) a statement that each individual signing such certificate or opinion on behalf of the Company has read such covenant or condition and the definitions herein relating thereto;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

      Section 14.07. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

      Section 14.08. Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

      Section 14.09. Separability Clause. In case any provision in this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      Section 14.10. Benefits of Indenture. Nothing contained in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness and the Holders of Securities, any benefit or legal or equitable right, remedy or claim under this Indenture.

      Section 14.11. Governing Law. THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      Section 14.12. Counterparts. This instrument maybe executed in any number of counterparts, each of which when so executed shall be deemed to be an original but all such counterparts shall together constitute but one and the same instrument.

      Section 14.13. Legal Holidays. In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security or the last day on which a Holder of a Security has a right to convert such Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest (including Liquidated Damages, if any) or principal or conversion of the Securities, need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date or at the Stated Maturity or on such last day for conversion; provided, however, that in the case that payment is made on such succeeding Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

      Section 14.14. Recourse Against Others. No recourse for the payment of the principal of or interest (including Liquidated Damages, if any) on any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance thereof and as part of the consideration for the issue thereof, expressly waived and released.

                                   SIGNATURES

      IN WITNESS WHEREOF, the parties hereto have caused this indenture to be duly executed all as of the day and year first above written.



                                       DOV PHARMACEUTICAL, INC., as Issuer


                                       By:  /s/ J.R HORTON
                                            ------------------------------------
                                            Name:   J.R Horton
                                            Title:  V.P. & General Counsel


                                       WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                       as Trustee


                                       By:  /s/ TIMOTHY P. MOWDY
                                            ------------------------------------
                                            Name:   Timothy P. Mowdy
                                            Title:  Assistant Vice President

                                                                                            SCHEDULE A

                             ADDITIONAL SHARES TABLE

-------------------------------------------------------------------------------------------------------------
                                                                         STOCK PRICE ON CONVERSION DATE
                      ---------------------------------------------------------------------------------------
CONVERSION DATE          $17.50      $20.00    $22.50    $25.00      $27.50    $30.00     $35.00      $40.00
--------------------- ---------- ----------- --------- --------- ----------- --------- ---------- -----------
   December 22, 2004    14.6177     11.4612    9.1733    7.4669      6.1643    5.1504     3.7037      2.7494
    January 15, 2006    14.5633     11.1373    8.6826    6.8786      5.5251    4.4918     3.0624      2.1618
    January 15, 2007    14.4725     10.6552    7.9429    5.9831      4.5497    3.4912     2.1121      1.3259
    January 15, 2008    14.4069     10.2786    6.9813    4.8177      3.2709    1.4702     0.1037      0.0000
    January 15, 2009    13.8282     10.8782    7.4217    4.7878      2.7603    1.2487     0.0501      0.0000
    January 15, 2010    13.5534     10.8629    7.4124    4.7488      2.7197    1.2240     0.0374      0.0000
    January 15, 2011    13.4714     10.1187    6.6160    4.1260      2.3149    1.0199     0.0338      0.0000
    January 15, 2012     0.0000      0.0000    0.0000    0.0000      0.0000    0.0000     0.0000      0.0000
--------------------- ---------- ----------- --------- --------- ----------- --------- ---------- -----------

--------------------------------------------------------------------
                         STOCK PRICE ON CONVERSION DATE
                      ----------------------------------------------
CONVERSION DATE           $45.00      $50.00    $100.00     $150.00
---------------------  ---------- ----------- ---------- -----------
   December 22, 2004      2.0922      1.6237     0.2017      0.0000
    January 15, 2006      1.5705      1.1683     0.1046      0.0000
    January 15, 2007      0.8646      0.5856     0.0320      0.0000
    January 15, 2008      0.0000      0.0000     0.0000      0.0000
    January 15, 2009      0.0000      0.0000     0.0000      0.0000
    January 15, 2010      0.0000      0.0000     0.0000      0.0000
    January 15, 2011      0.0000      0.0000     0.0000      0.0000
    January 15, 2012      0.0000      0.0000     0.0000      0.0000
---------------------  ---------- ----------- ---------- -----------

                                                                       EXHIBIT A

                                FORM OF SECURITY

                               [FACE OF SECURITY]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") TO DOV PHARMACEUTICAL, INC. (OR ITS SUCCESSOR) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, CONVERSION OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.(1)

      THIS DEBENTURE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 ("THE "SECURITIES ACT"), AND THIS DEBENTURE AND THE COMMON STOCK ISSUABLE UPON CONVERSION THEREOF MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS DEBENTURE IS HEREBY NOTIFIED THAT THE SELLER OF THIS DEBENTURE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

      THE HOLDER OF THIS DEBENTURE AGREES FOR THE BENEFIT OF DOV PHARMACEUTICAL, INC. (THE "COMPANY") THAT (A) THIS DEBENTURE AND THE COMMON STOCK ISSUABLE UPON CONVERSION THEREOF MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF

----------
(1) This legend should be included only if the Security is issued in global form.

AVAILABLE), (III) TO THE COMPANY OR ANY SUBSIDIARY THEREOF OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES
(I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS DEBENTURE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.(2)

----------
(2) This legend should only be included if the Security requires the Restricted Securities Legend.

                            DOV PHARMACEUTICAL, INC.

                2.50% CONVERTIBLE SUBORDINATED DEBENTURE DUE 2025

                                                             CUSIP NO. 259858AA6

No. ____                                      Initial Principal Amount $________

      DOV PHARMACEUTICAL, INC., a Delaware corporation (the "COMPANY", which term includes any successor corporation under the Indenture hereinafter referred
to), for value received, hereby promises to pay to _____________ , or its registered assigns, the principal sum of _______ U.S. Dollars ($_______) on January 15, 2025, subject to adjustment as noted in the Schedule of Increases and Decreases of Global Security attached hereto.

Interest Payment Dates: January 15 and July 15, commencing July 15, 2005.

Regular Record Dates: January 1 and July 1.

      Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      IN WITNESS WHEREOF, the Company has caused this Security to be duly executed manually or by facsimile by a duly authorized Officer.

Dated: ______________

                                       DOV PHARMACEUTICAL, INC.


                                       By:
                                             -----------------------------------
                                             Name:
                                             Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the 2.50% Convertible Subordinated Debentures due 2025 described in the within-named Indenture.


                                       WELLS FARGO BANK, NATIONAL
                                       ASSOCIATION, as Trustee

                                       By:
                                             -----------------------------------
                                                       Authorized Signatory

                                             Name:
                                             Title:

Dated: ______________

                              [REVERSE OF SECURITY]

                            DOV PHARMACEUTICAL, INC.

                2.50% CONVERTIBLE SUBORDINATED DEBENTURE DUE 2025

      Capitalized terms used herein but not defined shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

      1. Principal and Interest. DOV Pharmaceutical, Inc., a Delaware corporation (the "COMPANY"), promises to pay interest on the principal amount of this Security at the Interest Rate from the most recent date to which interest has been paid or provided for, or if no interest has been paid or provided for, from the Issue Date until repayment at Maturity, redemption or repurchase. The Company shall pay interest on this Security semiannually in arrears on January 15 and July 15 of each year (each an "INTEREST PAYMENT DATE"), commencing July 15, 2005.

      Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months and for any period shorter than a full semiannual period for which interest is calculated, on the basis of a 30-day month and, for such periods of less than a month, the actual number of days elapsed over a 30-day month.

      Subject to Section 2.17 of the Indenture, a Holder of any Security at the close of business on a Regular Record Date shall be entitled to receive interest on such Security on the corresponding Interest Payment Date. A Holder of any Security that is converted after the close of business on a Regular Record Date and prior to the corresponding Interest Payment Date shall be entitled to receive interest (including Liquidated Damages, if any) on the principal amount of such Security, notwithstanding the conversion of such Security prior to such Interest Payment Date. However, any such Holder that surrenders any such Security for conversion during the period between the close of business on such Regular Record Date and ending with the opening of business on the corresponding Interest Payment Date shall be required to pay the Company an amount equal to the interest (excluding Liquidated Damages, if any) on the principal amount of such Security so converted, that is payable by the Company to such Holder on such Interest Payment Date, at the time such Holder surrenders such Security for conversion. Notwithstanding the foregoing, any such Holder that surrenders for conversion any Security (a) that has been called for redemption by the Company in a notice of redemption given by the Company pursuant to Section 10.04 of the Indenture on a Redemption Date that is after such Regular Record Date and on or prior to the next succeeding Interest Payment Date, (b) with respect to which the Company has specified a Repurchase Date that is after such Regular Record Date and on or prior to the next succeeding Interest Payment Date or (c) on which Defaulted Interest is payable at the time of conversion, but only to the extent of such Defaulted Interest, need not make the payment referred to in the preceding sentence. In either case described in clause (a) or clause (b) above, such Holder shall be entitled to receive (and retain) the interest to be received on such Interest Payment Date on the principal amount of the Security being surrendered for conversion.

      The Company shall pay Liquidated Damages in accordance with the terms of the Registration Rights Agreement.

      If a Holder elects to convert some or all of its Securities into Common Stock during a Registration Default, the Conversion Rate will increase by 3%. Any amount of Liquidated Damages shall be payable semiannually, in arrears, on each Interest Payment Date and shall cease to accrue on the earlier of (i) the day after the end of the Shelf Registration Period (as defined in the Registration Rights Agreement) and (ii) the date the Registration Default is cured. The Holder of this Security is entitled to the benefits of the Registration Rights Agreement.

      2. Method of Payment. Interest on any Security that is payable, and is to be punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

      Principal of and interest on, Global Securities shall be payable to the Depositary in immediately available funds.

      Principal of Physical Securities shall be payable at the office or agency of the Company maintained for such purpose, initially the Corporate Trust Office of the Trustee. Interest on Physical Securities shall be payable by (i) U.S. Dollar check drawn on a bank located in the city where the Corporate Trust Office of the Trustee is located mailed to the address of the Person entitled thereto as such address shall appear in the Register, or (ii) upon application to the Registrar not later than the relevant Record Date by a Holder of an aggregate principal amount of Securities in excess of $5,000,000, wire transfer in immediately available funds.

      3. Paying Agent and Registrar. Initially, Wells Fargo Bank, National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change the Paying Agent or Registrar without notice to any Holder.

      4. Indenture. The Company issued this Security under an Indenture, dated as of December 22, 2004 (the "INDENTURE"), between the Company and Wells Fargo Bank, National Association, as trustee (the "TRUSTEE"). The terms of this Security include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended ("TIA"). This Security is subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Security and the terms of the Indenture, the terms of the Indenture shall control.

      5. Redemption of Securities. This Security is not redeemable prior to January 15, 2008. On or after January 15, 2008, but before January 15, 2012, the Securities may be redeemed at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the Redemption Price, plus any accrued and unpaid interest (including Liquidated Damages, if any) to, but excluding, the Redemption Date if the Last Reported Sale Price of the Company's Common Stock has exceeded 140% of the Conversion Price for at least 20 Trading Days in any consecutive 30 Trading Day period ending on the Trading Day prior to the date of mailing of the notice of redemption. In addition, on or after January 20, 2012, this Security may be redeemed, at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the Redemption Price, plus any accrued and unpaid interest (including Liquidated Damages, if any) to, but excluding, the Redemption Date, without regard to the Last Reported Sale Price of the Common Stock.

      If fewer than all the Securities are to be redeemed, the Trustee shall select the particular Securities to be redeemed from the Outstanding Securities by the methods as provided in the Indenture. If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed to be the portion selected for redemption (provided, however, that the Holder of such Security so converted and deemed redeemed shall not be entitled to any additional interest payment as a result of such deemed redemption than such Holder would have otherwise been entitled to receive upon conversion of such Security). Securities that have been converted during a selection of Securities to be redeemed may be treated by the Trustee as Outstanding for the purpose of such selection.

      On and after the Redemption Date, interest shall cease to accrue on Securities or portions of Securities called for redemption, unless the Company defaults in the payment of the Redemption Price and any accrued and unpaid interest.

      Notice of redemption shall be given by the Company to the Holders as provided in the Indenture.

      6. Repurchase Rights.

            (a) Repurchase Right Upon a Fundamental Change. If a Fundamental Change occurs at any time prior to Maturity of the

      Securities, the Holder of Securities, at the Holder's option, shall have the right, in accordance with the provisions of the Indenture, to require the Company to repurchase the Securities (or any portion of the principal amount hereof that is at least $1,000 or a multiple thereof; provided, however, that the portion of the principal amount of this Security to be Outstanding after such repurchase is at least equal to $1,000) at a repurchase price equal to 100% of the principal amount of the Securities to be repurchased, plus any accrued and unpaid interest (including Liquidated Damages, if any) to, but excluding, the Repurchase Date (the "REPURCHASE PRICE"); provided, however, that if the Repurchase Date falls after a Record Date and on or prior to the corresponding Interest Payment Date, the Company shall pay the full amount of any accrued and unpaid interest (including Liquated Damages, if any) payable on such Interest Payment Date to the Holder of record at the close of business on the corresponding Record Date; provided, further, that installments of interest on Securities whose Stated Maturity is prior to or on the Repurchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to their terms and the provisions of Section 2.01 of the Indenture.

      A Company Notice shall be given by the Company to the Holders as provided in the Indenture. To exercise a Repurchase Right, a Holder must deliver to the Trustee a Fundamental Change Repurchase Notice as provided in the Indenture.

            (b) Repurchase by the Company at the Option of the Holder. Subject to the terms and conditions of the Indenture, each Holder shall have the right to require the Company to repurchase all or a portion of their Securities on January 15, 2012, January 15, 2015 and January 15, 2020 (or, if any such date is not a Business Day, on the immediately succeeding Business Day) (each, a "PUT REPURCHASE DATE"), at 100% of the principal amount of the Securities to be so repurchased, plus any accrued and unpaid interest (including Liquidated Damages, if any), if any, to, but excluding, such Put Repurchase Date (the "PUT REPURCHASE PRICE"); provided, however, that if the Put Repurchase Date falls after a Record Date and on or prior to the corresponding Interest Payment Date, the Company shall pay the full amount of any accrued and unpaid interest (including Liquated Damages, if any) payable on such Interest Payment Date to the Holder of record at the close of business on the corresponding Record Date. On or before the twenty-third (23rd) Business Day prior to each Put Repurchase Date, the Company shall provide to the Trustee, the Paying Agent and to all Holders at their respective addresses as shown on the Register, and to Beneficial Owners of the Securities where required by applicable law, a notice as provided in the Indenture. The Company will be required to repurchase only Securities with respect to which a Holder has delivered a Put Repurchase Notice in accordance with the terms and conditions of the Indenture and subject to the satisfaction of the other conditions set forth in the Indenture.

      7. Conversion Rights. (a) Subject to and upon compliance with the provisions of the Indenture, the Holder of Securities shall be entitled, at such Holder's option, at any time before the close of business on the Business Day immediately preceding January 15, 2025, to convert the Holder's Securities (or any portion of the principal amount hereof that is $1,000 or a multiple thereof), at the principal amount thereof or of such portion thereof into duly authorized, fully paid and nonassessable shares of Common Stock of the Company at the Conversion Rate in effect at the time of conversion. In addition, the Holder of Securities is entitled to receive Additional Shares upon conversion in certain circumstances as more fully described in the Indenture. Notwithstanding the foregoing, if, at the time a Holder tenders Securities for conversion, there exists a Registration Default, the Conversion Rate shall be increased by 3%.

            (b) In the case of a Security (or a portion thereof) called for redemption, such conversion right in respect of the Security (or such portion thereof) so called shall expire at the close of business on the Business Day immediately preceding the Redemption Date, unless the Company defaults in making the payment due upon redemption. If a Holder exercises its Repurchase Right or Put Repurchase Right with respect to a Security (or a portion thereof), such conversion right in respect of the Security (or portion thereof) shall expire at the close of business on the Business Day preceding the Repurchase Date or Put Repurchase Date, as applicable.

            (c) Each $1,000 principal amount of the Securities shall initially be convertible into 43.9560 shares of Common Stock (referred to as the "CONVERSION RATE"). The Conversion Price shall be initially equal to approximately $22.75 per share of Common Stock. The Conversion Rate shall be adjusted under certain circumstances as provided in the Indenture.

            (d) Subject to subsection (b) above, regardless of anything else contained herein, Holders may surrender their Securities for conversion into shares of the Company's Common Stock at any time prior to the close of business on the Business Day immediately preceding January 15, 2025.

            (e) To exercise the conversion right, the Holder must surrender the Security (or portion thereof) duly endorsed or assigned to the Company or in blank, at the office of the Conversion Agent, accompanied by a duly signed conversion notice to the Company. Any Security surrendered for conversion during the period between the close of business on any Regular Record Date and the opening of business on the corresponding Interest Payment Date shall be accompanied by payment of an amount equal to the accrued and unpaid interest (excluding Liquidated Damages, if any) payable on such Interest Payment Date by the Company on the principal amount of the Security being surrendered for conversion. Notwithstanding the foregoing, any such Holder that surrenders for conversion any Security (i) that has been called for redemption by the Company in a notice of redemption given by the Company pursuant to Section
      10.04 of the Indenture on a Redemption Date after such Regular Record Date and on or prior to the next succeeding Interest Payment Date, (ii) with respect to which the Company has specified a Repurchase Date that is after such Regular Record Date and on or prior to the next succeeding Interest Payment Date or (iii) only to the extent of overdue interest, if any overdue interest exists on Conversion Date, in any such case, need not pay the Company an amount equal to the interest on the principal amount of such Security so converted at the time such Holder surrenders such Security for conversion.

            (f) No fractional shares of Common Stock shall be issued upon conversion of any Securities. Instead of any fractional share of Common Stock that would otherwise be issued upon conversion of such Securities, the Company shall pay a cash adjustment as provided in the Indenture.

      8. Subordination. The Indebtedness evidenced by this Security is, to the extent and in the manner provided in the Indenture, subordinated and subject in right of payment to the prior payment in full of all amounts then due on all Senior Indebtedness of the Company. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

      9. Denominations; Transfer; Exchange. The Securities are issuable in registered form, without interest coupons, in denominations of $1,000 principal amount and whole multiples of $1,000 in excess thereof. A Holder may register the transfer or exchange of Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture.

      In the event of a redemption in part, neither the Company nor the Registrar shall be required to issue, register the transfer of, or exchange any certificated Securities during the period of 15 days immediately preceding the mailing of the redemption notice.

      In the event of redemption, conversion or repurchase of the Securities in part only, a new Security or Securities for the unredeemed, unconverted or unpurchased portion thereof shall be issued in the name of the Holder hereof.

      10. Persons Deemed Owners. The registered Holder of this Security shall be treated as its owner for all purposes.

      11. Unclaimed Money. The Trustee and the Paying Agent shall pay to the Company any money held by them for the payment of principal or interest that remains unclaimed for two years after the date upon which such payment shall have become due. After payment to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person, and all liability of the Trustee and the Paying Agent with respect to such money shall cease.

      12. [Reserved]

      13. Amendment; Supplement; Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of the Indenture). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security or such other Security.

      No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest (including Liquidated Damages, if any) on this Security at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

      14. Defaults and Remedies. The Indenture provides that an Event of Default with respect to the Securities occurs when any of the following occurs:

            (a) the Company defaults in the payment of the principal on any of the Securities when it becomes due and payable at Maturity, upon redemption or exercise of a Repurchase Right or Put Repurchase Right or otherwise, whether or not such payment is prohibited by the subordination provisions of Article 13 of the Indenture; or

            (b) the Company defaults in the payment of interest (including Liquidated Damages, if any) on any of the Securities when it becomes due and payable and such default continues for a period of 30 days, whether or not such payment is prohibited by the subordination provisions of Article 13 of the Indenture; or

            (c) the Company fails to deliver shares of Common Stock, together with cash in lieu thereof in respect of fractional shares, upon conversion of a Security in accordance with the provisions of Article 12 of the Indenture and that failure continues for 10 days; or

            (d) the Company fails to perform or observe any other term, covenant or agreement contained in the Securities or the Indenture and such default continues for a period of 60 consecutive days after written notice of such failure is given as specified in the Indenture; or

            (e) (i) the Company fails to make any payment by the end of the applicable grace period, if any, after the maturity of any Indebtedness for borrowed money in an amount in excess of $10,000,000, or (ii) there is an acceleration of any Indebtedness for borrowed money in an amount in excess of $10,000,000 because of a default with respect to such Indebtedness without such Indebtedness having been discharged or such acceleration having been withdrawn, cured, waived, rescinded or otherwise annulled, in the case of either clause (i) or (ii) above, for a period of 30 days after written notice is given to the Company as specified in the Indenture; or

            (f) the Company fails to give to each Holder of Securities notice of a Fundamental Change pursuant to Section 11.01(b) of the Indenture; or

            (g) there are certain events of bankruptcy, insolvency or reorganization of the Company or any Significant Subsidiary of the Company.

      If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

      15. Authentication. This Security shall not be valid until the Trustee (or authenticating agent) executes the certificate of authentication on the other side of this Security.

      16. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors Act).

      17. Additional Rights of Holders of Registrable Securities. In addition to the rights provided to Holders under the Indenture, Holders of Registrable Securities (as defined in the Registration Rights Agreement) shall have all the rights set forth in the Registration Rights Agreement.

      18. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on this Security and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on this Security or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

      19. Governing Law. The Indenture and this Security shall be governed by, and construed in accordance with, the law of the State of New York.

      20. Successor Corporation. In the event a successor corporation assumes all the obligations of the Company under this Security, pursuant to the terms hereof and of the Indenture, the Company shall be released from all such obligations.

                                 ASSIGNMENT FORM

      To assign this Security, fill in the form below and have your signature guaranteed: (I) or (we) assign and transfer this Security to:


              -----------------------------------------------------
                  (Insert assignee's soc. sec. or tax ID. no.)


              -----------------------------------------------------
                     (Print or type assignee's name, address
                                  and zip code)

and irrevocably appoint _____________________________________ to transfer this
Security on the books of the Company. The agent may substitute another to act for him.

Dated:
                    Your Name:
                                       ----------------------------------------
                                       (Print your name exactly as it appears
                                       on the face of this Security)


                    Your Signature:
                                       -----------------------------------------
                                       (Sign exactly as your name appears on the face of this Security)


                              SIGNATURE GUARANTEE*:

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

In connection with any transfer of this Security occurring prior to the end of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that without utilizing any general solicitation or general advertising:

[Check One]

[_] (a) this Security is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

or

[_] (b) this Security is being transferred other than in accordance with (a) above and documents are being furnished that comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless the conditions to any such transfer of registration set forth herein and in Sections 2.07, 2.08 and 2.09 of the Indenture shall have been satisfied.

Dated: ________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:
                         -------------------------------------------------------
                         Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (A) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion, in each case for investment and not with a view to distribution, and that it and any such account is a "Qualified Institutional Buyer" within the meaning of Rule 144A under the Securities Act of 1933 and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated: ____________________________________

NOTICE: To be executed by an executive officer

                                CONVERSION NOTICE

TO:    DOV PHARMACEUTICAL, INC.
       Continental Plaza
       433 Hackensack Avenue
       Hackensack, New Jersey 07601
       Attention:  General Counsel

      The undersigned registered owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion hereof (which is $1,000 principal amount or a whole multiple thereof) below designated, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Securities representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Security not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid to the undersigned on account of interest accompanies this Security.

Dated:
                  Your Name:
                                           -------------------------------------
                                           (Print your name exactly as it
                                           appears on the face of this Security)

                  Your Signature:
                                           -------------------------------------
                                           (Sign exactly as your name appears on
                                           the face of this Security)

                  Signature Guarantee*:
                                           -------------------------------------

                  Social Security or
                  other Taxpayer
                  Identification Number:
                                           -------------------------------------

Principal amount to be converted (if less than all): $_________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Fill in for registration of shares (if to be issued) and Securities (if to be delivered) other than to and in the name of the registered holder:

------------------------------------------------------
                       (Name)

------------------------------------------------------
                  (Street Address)

------------------------------------------------------
             (City, State and Zip Code)

In connection with any conversion of this Security occurring prior to the end of the period referred to in Rule 144(k) under the Securities Act, if any shares of the Common Stock to be issued upon conversion of this Security are to be registered in a name other than that of the undersigned registered owner, the undersigned confirms that without utilizing any general solicitation or general advertising:

[Check One]

[_] (a) this Security and the shares of Common Stock to be issued upon conversion of this Security are being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

or

[_] (b) this Security and the shares of Common Stock to be issued upon conversion of this Security are being transferred other than in accordance with
(a) above and documents are being furnished that comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security or the shares of Common Stock to be issued upon conversion of this Security in the name of any Person other than the Holder hereof unless the conditions to any such transfer of registration set forth herein and in Sections 2.07, 2.08 and 2.09 of the Indenture shall have been satisfied.

TO BE COMPLETED BY TRANSFEREE IF (A) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion, in each case for investment and not with a view to distribution, and that it and any such account is a "Qualified Institutional Buyer" within the meaning of Rule 144A under the Securities Act of 1933 and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated: ____________________________________

NOTICE:  To be executed by an executive officer

                      NOTICE OF EXERCISE OF PURCHASE RIGHT

TO:   DOV PHARMACEUTICAL, INC.
      Continental Plaza
      433 Hackensack Avenue
      Hackensack, New Jersey 07601
      Attention:  General Counsel

      The undersigned registered owner of this Security hereby acknowledges receipt of a notice from DOV Pharmaceutical, Inc. (the "COMPANY") as to the occurrence of a Fundamental Change with respect to the Company and requests and instructs the Company to repay the entire principal amount of this Security, or the portion thereof (which is $1,000 principal amount or a multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Security, together with any interest (including Liquidated Damages, if any) accrued and unpaid to, but excluding, such date, to the registered holder hereof, in cash.

Dated:
                  Your Name:
                                           -------------------------------------
                                           (Print your name exactly as it
                                           appears on the face of this Security)

                  Your Signature:
                                           -------------------------------------
                                           (Sign exactly as your name appears on
                                            the face of this Security)

                  Signature Guarantee*:
                                           -------------------------------------

                  Social Security or
                  other Taxpayer
                  Identification Number:
                                           -------------------------------------

Principal amount to be repurchased (if less than all): $__________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Serial Number: ___________________

Certificate Number (if Physical Security): ___________________

           SCHEDULE OF INCREASES AND DECREASES OF GLOBAL SECURITY(3)

Initial Principal Amount of Global Securities: _________________U.S. Dollars ($ ________________)

The following increases or decreases in the principal amount of this Global Security have been made:

                                                             PRINCIPAL AMOUNT
                          AMOUNT OF          AMOUNT OF        OF THIS GLOBAL
                         DECREASE IN        INCREASE IN          SECURITY
                       PRINCIPAL AMOUNT   PRINCIPAL AMOUNT    FOLLOWING SUCH       SIGNATURE OF
                        OF THIS GLOBAL     OF THIS GLOBAL      DECREASE (OR         AUTHORIZED
        DATE               SECURITY           SECURITY          INCREASE)       OFFICER OF TRUSTEE
------------------   ------------------   ----------------   ----------------   -------------------



----------
(3) This schedule should be included only if the Security is issued in global form.